EXHIBIT 10.11
-------------





                         LOAN AND TRUST AGREEMENT

                                   among

                       MASSACHUSETTS PORT AUTHORITY

                                    and

            LOGAN HARBORSIDE ASSOCIATES II LIMITED PARTNERSHIP

                                    and

                      SHAWMUT BANK, N.A., AS TRUSTEE


                       Dated as of December 15, 1990
                as Amended and Restated as of June 27, 1991









                                $40,000,000
                       Massachusetts Port Authority
                Special Project Revenue Bonds, Series 1990
          (Harborside Hyatt Conference Center and Hotel Project)

















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                                   INDEX

                                                                      Page

PART I:  PLEDGE AND ASSIGNMENT; DEFINITIONS

Article 1 - Granting Clause of Borrower and Pledge and Assignment of Issuer

  Section 101.  Granting Clause of Borrower. . . . . . . . . . . . . .   2
  Section 102.  Pledge and Assignment of Issuer. . . . . . . . . . . .   2
  Section 103.  Defeasance of Lien; Termination of
                Borrower's Obligations on the Loan . . . . . . . . . .   3

Article 2 - Definitions

PART II:  THE BONDS

Article 3 - The Bonds

  Section 301.  Issuance of Bonds, Dates, Maturities
    and Interest . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
  Section 302.  Reserved . . . . . . . . . . . . . . . . . . . . . . .  16
  Section 303.  Execution; Authentication. . . . . . . . . . . . . . .  16
  Section 304.  Interest on Bonds. . . . . . . . . . . . . . . . . . .  16
  Section 305.  Lost Bonds . . . . . . . . . . . . . . . . . . . . . .  17
  Section 306.  Exchange and Transfer of Bonds; Book
                Entry System . . . . . . . . . . . . . . . . . . . . .  17
  Section 307.  Temporary Bonds. . . . . . . . . . . . . . . . . . . .  19

Article 4 - Redemption of Bonds Before Maturity

  Section 401.  Redemption of Bonds. . . . . . . . . . . . . . . . . .  20
  Section 402.  Selection of Bonds to be Redeemed  . . . . . . . . . .  23
  Section 403.  Procedure for Redemption . . . . . . . . . . . . . . .  25

Article 5 - Source and Application of Funds

  Section 501.  Project Fund . . . . . . . . . . . . . . . . . . . . .  26
  Section 502.  Bond Fund. . . . . . . . . . . . . . . . . . . . . . .  29
  Section 502A. Revenue Fund.. . . . . . . . . . . . . . . . . . . . .  30
  Section 503.  Debt Service Reserve Fund. . . . . . . . . . . . . . .  32
  Section 504.  Rebate Fund. . . . . . . . . . . . . . . . . . . . . .  34
  Section 505.  Construction and Operating Costs
                Contingency Fund . . . . . . . . . . . . . . . . . . .  40
  Section 505A. Equity Reserve Fund. . . . . . . . . . . . . . . . . .  41
  Section 505B. Credit Enhancement Account . . . . . . . . . . . . . .  43
  Section 505C. Credit Enhancement Reduction and
                Termination. . . . . . . . . . . . . . . . . . . . . .  44
  Section 505D. Supplemental Equity Fund . . . . . . . . . . . . . . .  44
  Section 506.  Investment of Moneys in Funds. . . . . . . . . . . . .  46

















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                                                                      Page

  Section 507.  Maximum Investments in Nonpurpose
  Obligations    . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
  Section 508.  Avoidance of Arbitrage . . . . . . . . . . . . . . . .  48
  Section 509.  Authorized Application of Funds;
                Moneys to be Held in Trust . . . . . . . . . . . . . .  48
  Section 510.  Nonpresentment of Bonds. . . . . . . . . . . . . . . .  48
  Section 511.  Bonds Are Not General Obligations. . . . . . . . . . .  48

PART III:  THE PROJECT

Article 6 - Completion of the Project

  Section 601.  Borrower's Obligations to Complete
                Project, etc   . . . . . . . . . . . . . . . . . . . .  49
  Section 602.  Completion Certificate . . . . . . . . . . . . . . . .  49

Article 7 - Operation of the Project

  Section 701.  Compliance with Authorization. . . . . . . . . . . . .  49
  Section 702.  Insurance Proceeds . . . . . . . . . . . . . . . . . .  49
  Section 703.  Eminent Domain Proceeds. . . . . . . . . . . . . . . .  50

PART IV:  REPRESENTATIONS AND AGREEMENTS
    OF ISSUER AND BORROWER

Article 8 - Representations and Agreements of Issuer

  Section 801.  Due Organization and Authorization
                of Bonds . . . . . . . . . . . . . . . . . . . . . . .  51
  Section 802.  Payment of Bonds; Trustee's Rights
                with Respect to the Loan; Cooperation with
                Trustee. . . . . . . . . . . . . . . . . . . . . . . .  52
  Section 803.  Rights of Issuer as Ground Lessor
                and Airport Operator; Relationship to
                Ground Lease . . . . . . . . . . . . . . . . . . . . .  52

Article 9 - Representations of the Borrower

  Section 901.  Existence  . . . . . . . . . . . . . . . . . . . . . .  53
  Section 902.  Valid Obligations. . . . . . . . . . . . . . . . . . .  53
  Section 903.  Legal Proceedings. . . . . . . . . . . . . . . . . . .  54
  Section 904.  Compliance with Law; Consents, etc.. . . . . . . . . .  54
  Section 905.  Tax Matters. . . . . . . . . . . . . . . . . . . . . .  54

Article 10 - Certain Agreements of Borrower

  Section 1001. Loan Payments, Etc.. . . . . . . . . . . . . . . . . .  54



















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                                                                      Page

  Section 1002. Borrower to Maintain Its Legal
                Existence. . . . . . . . . . . . . . . . . . . . . . .  59
  Section 1003. Indemnification of Issuer and
                Trustee. . . . . . . . . . . . . . . . . . . . . . . .  59
  Section 1004.  Additional Remedies of Bondholders. . . . . . . . . .  61
  Section 1005.  Financial Reports . . . . . . . . . . . . . . . . . .  61

PART V:  EVENTS OF DEFAULT

Article 11 - Default Provisions and Remedies of
  Trustee, Bondholders and Issuer

  Section 1101. Events of Default; Defaults. . . . . . . . . . . . . .  63
  Section 1102. Acceleration . . . . . . . . . . . . . . . . . . . . .  64
  Section 1103. Other Remedies; Rights of
                Bondholders. . . . . . . . . . . . . . . . . . . . . .  65
  Section 1104. Right of Bondholders to Direct
                Proceedings. . . . . . . . . . . . . . . . . . . . . .  65
  Section 1105.  Application of Moneys . . . . . . . . . . . . . . . .  65
  Section 1106.  Remedies Vested in Trustee. . . . . . . . . . . . . .  66
  Section 1107.  Rights and Remedies of Bondholders. . . . . . . . . .  66
  Section 1108.  Waivers of Events of Default. . . . . . . . . . . . .  67
  Section 1109.  Intervention by Trustee . . . . . . . . . . . . . . .  67
  Section 1110.  Remedies of Issuer on Event of
    Default. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67

PART IV:  THE TRUSTEE

Article 12 - The Trustee

  Section 1201. Acceptance of Trusts . . . . . . . . . . . . . . . . .  68
  Section 1202. Fees and Expenses of Trustee . . . . . . . . . . . . .  69
  Section 1203. Successor Trustee. . . . . . . . . . . . . . . . . . .  69
  Section 1204. Resignation by Trustee; Removal. . . . . . . . . . . .  69
  Section 1205. Appointment of Successor Trustee . . . . . . . . . . .  69
  Section 1206. Dealing in Bonds . . . . . . . . . . . . . . . . . . .  70
  Section 1207. Trustee as Bond Registrar; List of
                Bondholders. . . . . . . . . . . . . . . . . . . . . .  70
  Section 1208. Successor Trustee as Custodian of
                Funds, Bond Registrar and Paying Agent . . . . . . . .  70
  Section 1209. Adoption of Authentication . . . . . . . . . . . . . .  70
  Section 1210. Designation and Succession of
                Paying Agents. . . . . . . . . . . . . . . . . . . . .  71
  Section 1211. Trust Estate May Be Vested in
                Co-Trustee . . . . . . . . . . . . . . . . . . . . . .  71



















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                                                                      Page

PART VII:  SUPPLEMENTAL AGREEMENT AND
    WAIVERS; MISCELLANEOUS

Article 13 - Supplemental Agreements and Waivers

  Section 1301. Supplemental Agreements Not
                Requiring Consent of Bondholders . . . . . . . . . . .  72
  Section 1302. Supplemental Agreements Requiring
                Consent of Bondholders . . . . . . . . . . . . . . . .  73
  Section 1303. Opinion of Counsel . . . . . . . . . . . . . . . . . .  74
  Section 1304. Modification by Unanimous Consent. . . . . . . . . . .  75

Article 14 -    Miscellaneous

  Section 1401. Consents, etc., of Bondholders . . . . . . . . . . . .  75
  Section 1402. Limitation of Rights . . . . . . . . . . . . . . . . .  75
  Section 1403. Severability . . . . . . . . . . . . . . . . . . . . .  75
  Section 1404. Notices. . . . . . . . . . . . . . . . . . . . . . . .  75
  Section 1405. Payments Due on Saturdays, Sundays
                and Holidays . . . . . . . . . . . . . . . . . . . . .  76
  Section 1406. Extent of Issuer Covenants; No
                Personal Liability . . . . . . . . . . . . . . . . . .  76
  Section 1407. Bonds Owned by Issuer or Borrower. . . . . . . . . . .  76
  Section 1408. Captions; Index. . . . . . . . . . . . . . . . . . . .  76
  Section 1409. Instruments of Further Assurance;
                Recordings and Filing. . . . . . . . . . . . . . . . .  77
  Section 1410. Exculpation of Related Persons of
                Borrower . . . . . . . . . . . . . . . . . . . . . . .  77
  Section 1411. Counterparts . . . . . . . . . . . . . . . . . . . . .  77
  Section 1412. Governing Law; Sealed Instrument . . . . . . . . . . .  77
  Section 1413. Agreements to Constitute Covenants . . . . . . . . . .  77
  Section 1414. Confirmation of Original Agreement . . . . . . . . . .  77


Exhibit 301 Form of Bonds

















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                           AMENDED AND RESTATED
                         LOAN AND TRUST AGREEMENT



      This AMENDED AND RESTATED LOAN AND TRUST AGREEMENT (as from time to time in effect, the "Agreement") is entered into as of June 27, 1991 by the Massachusetts Port Authority (the "Issuer"), a body politic and corporate and a public instrumentality of The Commonwealth of Massachusetts (the "Commonwealth") duly created by Chapter 465 of the Acts of 1956 of the Commonwealth, as heretofore amended and supplemented (as so amended and supplemented, the "Enabling Act"), Logan Harborside Associates II Limited partnership, a Massachusetts limited partnership (the "Borrower"), and Shawmut Bank, N.A., a national banking association, as trustee (with its successors and, where the context may require, any separate Trustee or Co-Trustee appointed by the Trustee pursuant to the provisions of this Agreement, the "Trustee").

      Terms defined in this Agreement are used as defined herein. Unless otherwise indicated, references to Articles or Sections refer to this Agreement.


                                 RECITALS

      Pursuant to a Loan and Trust Agreement dated as of December 15, 1990, as amended (the "Original Agreement"), among the Issuer, the Borrower and the Trustee, the Issuer duly issued $40,000,000 principal amount of special project revenue bonds (the "Bonds", which term includes bonds issued in replacement or exchange for Bonds and excludes Bonds for which the Trustee is holding payment under Section 510 hereof). The proceeds of the Bonds were loaned (the "Loan") by the Issuer to the Borrower to finance the Project (as defined herein), subject to the provision that such proceeds were required to be held in escrow until the Remarketing Date established under Section 405 of the original Agreement. Effective as of the Remarketing Date, viz. June 27, 1991, the original Agreement is amended and restated to be this Agreement.

      All things necessary to make the Bonds, when authenticated, the binding, limited obligations of the Issuer and to create a valid lien and pledge as herein provided have been accomplished; and the execution and delivery of this Agreement and the issuance of the Bonds have been duly authorized.

      In consideration of the mutual agreements and representations contained in this Agreement and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree, covenant, grant, pledge, assign, represent and warrant as follows (it being understood and agreed that the performance of the agreements of the Issuer herein contained and any obligation it may incur for the payment of money shall not constitute a general obligation of the Issuer or the Commonwealth or a debt or a pledge of the faith and credit of the Issuer or the Commonwealth or any political subdivision or municipality thereof but shall be payable solely from the revenues and funds provided under this Agreement, the Credit Enhancement Agreement and the Borrower Security Instruments):

                PART I:  PLEDGE AND ASSIGNMENT; DEFINITIONS
                -------------------------------------------

Article 1 - Granting Clause of Borrower and Pledge and Assignment of Issuer

      In order to secure the due payment of principal of, premium, if any, and interest on the Bonds and the compliance by the Borrower and the Issuer with their agreements contained in this Agreement:

      Section 101. GRANTING CLAUSE OF BORROWER. For and in consideration of the Loan made hereunder to the Borrower, the Borrower as debtor does by these presents freely grant, pledge and assign to the Trustee, its successors and assigns forever, for the benefit of the Bondholders and hereby creates in the Trustee, its successors and assigns, as secured party for the benefit of the Bondholders a security interest under the Uniform Commercial Code to the maximum extent possible in all right, title and interest of the Borrower in and to the Pledged Receipts upon the terms and trusts herein set forth for the benefit, security and protection of all present and future holders of all Bonds from time to time issued under and secured by this Agreement.

      Section 102. PLEDGE AND ASSIGNMENT OF ISSUER. In order to secure the due payment of principal of, premium, if any, and interest on the Bonds and compliance by the Issuer with its agreements contained in this Agreement the Issuer hereby grants, pledges and assigns to the Trustee for the benefit of the Bondholders all of its right, title and interest in and to the Pledged Receipts and all of the Issuer's right, title and interest in this Agreement, including enforcement rights and remedies but excepting from such grant, pledge and assignment the right of the Issuer to any payment or reimbursement pursuant to Section 1001D or Section 1003 and its rights under the third sentence of Section 1110 and excepting any amounts on deposit in the Rebate Fund; and provided that the Issuer shall retain an independent right (but no obligation) to enforce against the Borrower compliance with the provisions of Section 1004 hereof; and provided that the pledge hereunder shall not transfer any rights or remedies under the Ground Lease, the Credit Enhancement























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Agreement or any other statement or instrument other than this Agreement.

      Section 103. DEFEASANCE OF LIEN; TERMINATION OF BORROWERS OBLIGATIONS ON THE LOAN. When (i) the Issuer has paid or has been deemed to have paid, within the meaning of this Section 103, to the holders of all of the Bonds the principal and interest and premium, if any, due or to become due thereon at the times and in the manner stipulated therein and herein and
(ii) all Additional Payments have been paid or provided for to the satisfaction of the Issuer and the Trustee, the lien of this Agreement on the Trust Estate shall terminate and the Borrower's obligations with respect to the Loan shall terminate, except that, notwithstanding termination of the lien hereof, the obligations of the Borrower to make all payments required by Section 504 and of any other party hereto to take any other action under Section 504 shall continue until all such obligations have been paid in full. Upon the Borrower's written request, the Trustee shall upon the termination of the lien hereof promptly execute and deliver to the Borrower and the Issuer an appropriate discharge hereof except that, subject to the provisions of this Agreement, the Trustee shall continue to hold in trust amounts held pursuant to Section 510 for the payment of the principal of, premium, if any, and interest on the Bonds and moneys held for rebate to the United States of America under Section 148(f) of the Code.

      All the outstanding Bonds shall be deemed to have been paid within the meaning of this Section 103 if the Trustee shall have paid to the holders of such Bonds, or pursuant to Section 510 or 1105 shall be holding in trust for and shall have irrevocably committed to the payment of the Outstanding Bonds sufficient moneys for the payment of all principal of and interest and premium, if any, on such Bonds to the date of maturity or redemption, as the case may be; provided, that if any of such Bonds are deemed to have been paid prior to the earlier of the redemption or the maturity thereof, the Trustee shall have received an unqualified opinion of Bond Counsel that such payment and the holding thereof by the Trustee shall not in and of itself cause interest on the Bonds to be included in gross income for federal income tax purposes; and provided, further, that if any such Bonds are to be redeemed prior to the maturity thereof, notice of such redemption shall have been duly given or irrevocable provision satisfactory to the Trustee shall have been duly made for the giving of such notice.

      Any moneys held by the Trustee in the manner provided by the provisions of this Section 103 shall be invested by the Trustee in the manner provided by Section 506 (but only to the extent that such investments are available) only in United States Obligations which do not contain provisions permitting redemption























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at the option of the issuer, the maturities or redemption dates, without premium, of which shall coincide as nearly as practicable with, but not be later than, the time or times at which said moneys will be required for the aforesaid purposes. The making of any such investments or the sale or other liquidation thereof shall not be subject to the control of the Issuer or the Borrower, and the Trustee shall have no responsibility for any losses resulting from such investment. Any income or interest earned by, or increment to, the investments held under this Section 103, to the extent determined from time to time by the Trustee to be in excess of the amount required to be held by it for the purposes of this Section 103, shall be paid to the Borrower.

      After all of the outstanding Bonds shall be deemed to have been paid and all other amounts required to be paid under this Agreement shall have been paid, then upon the termination of this Agreement (a) any amounts in the Equity Reserve Fund shall be paid to the Credit Enhancer and (b) any amounts in the Project Fund, the Bond Fund, the Revenue Fund, the Debt Service Reserve Fund, the Supplemental Equity Fund and the Construction and Operating Costs Contingency Fund, shall be paid to the Credit Enhancer to the extent necessary to repay any unpaid Obligations as defined in the Credit Enhancement Agreement, and thereafter the remainder, if any, shall be paid to the Borrower.

Article 2 - Definitions

      The following terms as used in this Agreement, the Bonds and any certificate or document executed in connection therewith shall have the following meanings (or are defined elsewhere in this Agreement as indicated below) unless the context otherwise indicates:

      "Account" means any of the Capitalized Interest Account, the Costs of Remarketing Account or the Construction Account of the Project Fund.

      "Additional Payments" means the amounts required to be paid by the Borrower under Section 1001D.

      "AEW Trust" means J. Grant Monahan, Charles R. Burd, II and Joseph Azrack, not individually but as trustees under AEW #158 Trust.

      "Annual Scheduled Redemption Obligation" -- See Section 1001B.

      "Authorization" means, collectively, the letter dated May 16, 1986 from the Internal Revenue Service to Macomber
























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Development Associates and Section 1317(5) (C) of the Tax Reform Act of
1986.

      "Authorized Borrower Representative" means the person or each alternate designated to act for the Borrower by written certificate furnished to the Issuer and the Trustee, containing the specimen signature of such person and signed on behalf of the Borrower by the Chairman or President of the general partner or the Borrower.

      "Bankruptcy" means the filing of a petition in bankruptcy (or the commencement of a bankruptcy, a general assignment for the benefit of creditors, a receivership or similar proceeding) by or against the Borrower or by the Issuer under any applicable bankruptcy, insolvency, reorganization or similar law now or hereafter in effect which, in the case of a proceeding brought against the Borrower, is not dismissed within 90 days.

      "Basic Agreement" means each of this Agreement, the Bonds, the Contract of Purchase, the Remarketing Agreement, the Disbursement
Agreement, the Borrower Security Instruments and the Hyatt Subordination Agreement.

      "Beneficial Owner" -- See Section 306.

      "Bond Counsel" means Ropes & Gray or any other attorney at law or a firm of attorneys reasonably acceptable to the Trustee of nationally recognized standing in matters pertaining to the validity of and the tax-exempt nature or interest on bonds issued by states and their political subdivisions, duly admitted to the practice of law before the highest court of any state of the United States of America.

      "Bond Fund" -- See Section 502.

      "Bond Fund Balance" -- See Section 1001B.

      "Bondholder" or "holder" means, as of any time, the registered owner of any Bond as shown in the register kept by the Trustee as bond registrar.

      "Bonds" -- See Recitals in this Agreement.

      "Bond Year" means any one-year period ending on March 31.

      "Borrower" -- See Recitals in this Agreement.

      "Borrower Affiliate" shall mean (a) a "substantial user" of the project or a "related person" to any such "substantial user", within the meaning of such terms under Section 147(a) of the





















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


Code, or (b) any other Person purchasing Bonds with funds furnished by a Borrower Affiliate.

      "Borrower Security Instruments" means each of the Leasehold Mortgage, the Collateral Assignment of Leases, Contracts, Licenses, Permits, Agreements, Warranties and Approvals dated as of December 15, 1990 by the Borrower in favor of the Trustee, the Collateral Assignment of Management Agreement dated as of December 15, 1990 by the Borrower in favor of the Trustee, the Collateral Assignment of Rents and Leases dated as of December 15, 1990 by the Borrower in favor of the Trustee and such additional or supplemental mortgages, security agreements, conditional assignments, subordination agreements, guarantees and similar instruments as the Borrower or any other Person from time to time may enter into in favor of the Trustee for the purpose of securing or supporting the obligations of the Borrower under this Agreement and which shall be identified as "Borrower Security Instruments" for the purpose of this Agreement by written agreement of the Borrower and the Trustee, each as from time to time in effect.

      "Business Day" means any day other than a Saturday, Sunday or other day on which the New York Stock Exchange is closed or on which banks are authorized or required to be closed in any of the City of Boston, Massachusetts, or any other municipality in which the principal offices of the Trustee are located.

      "Capitalized Interest Account" means the Capitalized Interest Account of the Project Fund established under Section 501.

      "Cash Flow Available for Debt Service" means for any period all amounts remitted by Hyatt Corporation to the Borrower in respect of such period pursuant to Section 4.3 of the Hyatt Management Agreement minus the amount of Rent accruing during such period; provided, however, that if the Hyatt Management Agreement expires or is terminated, "Cash Flow Available for Debt Service" thereafter shall mean for any period an amount equal to the Project's "Funds Available Before Other Obligations (Income)" calculated as provided in the statement of "Projected Debt Service Coverage" set forth at pages 15 and 16 of the Remarketing Official Statement relating to the Bonds dated June 27, 1991 minus the amount of incentive management fees, if any, accruing for such period.

      "Closing Date" means the date of delivery of the Bonds to the Underwriter against payment therefor.

      "Code" means the Internal Revenue Code of 1986, as from time to time amended, and any regulations promulgated thereunder, including without limitation any Treasury Regulations or






















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


Temporary or Proposed Regulations, as the same shall from time to time be amended including (until modified, amended or superseded) Treasury Regulations or Temporary or Proposed Regulations under the Internal Revenue Code of 1954, as amended.

      "Commonwealth" -- See first paragraph of this Agreement.

      "Completion Certificate" -- See Section 602.

      "Completion Date" shall mean the earlier to occur of (i) the date on which the acquisition, construction, equipping and furnishing of the Project are completed substantially in accordance with the Authorization and the Plans and (ii) the date of abandonment of the Project.

      "Construction Account" means the Construction Account of the Project Fund established under Section 501.

      "Construction and Operating Costs Contingency Fund" -- See Section
505.

      "Construction Inspector" shall have the meaning provided therefor under the Disbursement Agreement.

      "Contract of Purchase" means the Contract of Purchase dated December 27, 1990 among the Issuer, the Borrower and the Underwriter, including the Letter of Representation and Indemnification dated December 31, 1990 from the Borrower to the Issuer and the Underwriter.

      "Costs of Collection" means all attorneys' reasonable fees and out-of-pocket expenses incurred by the Trustee and all costs and expenses associated with travel on behalf of the Trustee, which costs and expenses are directly or indirectly related to the Trustee's efforts to collect or enforce the Bonds, this Agreement or the Borrower Security Instruments, or any of the Trustee's rights, remedies, powers, privileges, or discretion against or in respect of the Borrower thereunder (whether or not suit is instituted in connection with any of the foregoing).

      "Costs of Remarketing Account" means the Costs of Remarketing Account of the Project Fund established under Section 501.

      "Co-Trustee" means any Co-Trustee appointed by the Trustee pursuant to the provisions of Section 1211.

      "Credit Enhancement Account" means the account of that name established under Section 4 of the Credit Enhancement Agreement.























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      "Credit Enhancement Agreement" means the Credit Enhancement Agreement dated as of June 27, 1991 among the Borrower, the Trustee and the Credit Enhancer, as from time to time in effect.

      "Credit Enhancement Fee" means the fee of $150,000 per annum provided under Section 3.2 of the Credit Enhancement Agreement.

      "Credit Enhancement Termination Date" means the first date on which the principal balance of the Debt Service Reserve Fund (calculated as provided in Section 506 hereof) shall be equal to or more than the aggregate principal amount of the Bonds then outstanding.

      "Credit Enhancer" means the Massachusetts Port Authority, not as the Issuer hereunder but as the provider of credit enhancement under the Credit Enhancement Agreement.

      "Debt Service Coverage Ratio" means for any year the ratio calculated by dividing the Cash Flow Available for Debt Service for such year by the maximum amount of principal of and interest on the Bonds (initially $4,420,000) payable during any twelve-month period commencing on March 2 and ending on (and including) March 1 in any year.

      "Debt Service Reserve Fund" -- See Section 503.

      "Default" means any Event of Default or any event or condition which, with the passage of time or giving of notice or both, would constitute an Event of Default.

      "Determination of Taxability" -- See Section 401(c).

      "Disbursement Agreement" means the Disbursement Agreement dated as of December 15, 1990 between the Borrower and the Trustee, as amended as of June 27, 1991 and as from time to time in effect.

      "DTC" -- See Section 306.

      "Enabling Act" -- See first paragraph of this Agreement.

      "Equity Costs Certificate" shall have the meaning provided therefor in the Credit Enhancement Agreement.

      "Equity Reserve Fund" -- See Section 505A.

      "Estimated Completion Date" means July 1, 1993.

      "Event of Default" -- See Section 1101.

      "Excess Earnings" -- See Section 504.

      "Final Computation Date" -- See Section 504.

      "Fund" means any of the Project Fund, the Bond Fund, the Revenue Fund, the Debt Service Reserve Fund, the Rebate Fund, the Construction and Operating Costs Contingency Fund, the Equity Reserve Fund and the
Supplemental Equity Fund.

      "Gross proceeds" -- See Section 504.

      "Ground Lease" means the lease dated as of May 1, 1983 between the Issuer, as ground lessor, and Massachusetts Technology Center Associates, as ground lessee, as amended and restated by the Ground Lease for Phase C of the Bird Island Flats Development dated as of September 15, 1990 between the Issuer, as ground lessor, and the Borrower, as ground lessee, as affected by the Landlord's Consent and Estoppel Certificate dated as of December 15, 1990 by the Issuer, as ground lessor, for the benefit of the Trustee and as amended by the Ground Lease Amendment dated as of June 27, 1991 between the Issuer, as ground lessor, and the Borrower, as ground lessee, and as from time to time in effect.

      "Hyatt Management Agreement" means the Management Agreement (Logan Airport) dated as of February 1, 1990 (in the preamble thereof) between the Borrower and Hyatt Corporation, as amended as of June 27, 1991 and as from time to time in effect.

      "Hyatt Subordination Agreement" means the Subordination, Non-Disturbance and Attornment Agreement dated as of December 15, 1990 between Hyatt Corporation and the Trustee, as from time to time in effect.

      "Initial Interest Period" means the period commencing on and including the Closing Date to but excluding the Remarketing Date.

      "Initial Purchaser or Purchasers" means the Underwriter and any other purchaser or purchasers of the Bonds named in the Contract of Purchase.

      "Interest Payment Date" means (a) the Remarketing Date and (b) March 1 and September 1 of each year thereafter, commencing March 1, 1992.

      "Investment Property" -- See Section 504.

      "Issuer" -- See first paragraph of this Agreement.

      "Leasehold Mortgage" means the Leasehold Mortgage and Security Agreement dated as of December 15, 1990 by the Borrower in favor of the Trustee, as from time to time in effect.

      "Loan" -- See Recitals in this Agreement.

      "Majority of the Bondholders" means the holders of more than 50 percent of the aggregate principal amount of outstanding Bonds.

      "Moody's" means Moody's Investors Service, Inc., a corporation organized and existing under the laws of the State of Delaware, its successors and assigns, and, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "Moody's" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Trustee, with the approval of the Borrower, by notice to the Issuer.

      "Nonpurpose Investments" -- See Section 504.

      "Notice Address" means:

      (a)   As to the Borrower:     Logan Harborside Associates II
                                      Limited Partnership
                                    c/o Macomber Development Associates
                                    One Main Street
                                    Cambridge, Massachusetts 02142

                                    Attn:   Managing Partner

      (b)   As to the Issuer:       Massachusetts Port Authority
                                    Ten Park Plaza
                                    Boston, Massachusetts 02116

                                    Attn:  Chief Legal Counsel

      (c)   As to the Trustee:      Shawmut Bank, N.A.
                                    Corporate Trust Department
                                    (31st Floor)
                                    One Federal Street
                                    Boston, Massachusetts  02211

                                    Attn:   Lee E. MacDonald, AVP

      (d)   As to the AEW Trust:    AEW #158 Trust
                                    c/o Aldrich, Eastman Waitch, Inc.
                                    265 Franklin Street
                                    Boston, MassachusettS 02110

      or such other address or addresses as any such party shall designate by notice actually received by the addressor.

      "Official Statement" means, collectively, the official Statement relating to the Bonds dated December 27, 1990 and the Remarketing official Statement relating to the Bonds dated June 27, 1991.

      "Original Agreement" -- See Recitals in this Agreement.

      "Outstanding Bonds" or "Bonds outstanding" means the amount of principal of the Bonds which has not at the time been paid, exclusive of
(a) Bonds in lieu of which others have been authenticated under Section 305, (b) principal of any Bond which has become due (whether by maturity, call for redemption or otherwise) and for which provision for payment as required herein has been made, and (c) for purposes of any direction, consent or waiver under this Agreement or under any other Basic Agreement, Bonds deemed not to be outstanding pursuant to Section 1407.

      "Paying Agent" means the Trustee or any other paying agent appointed in accordance with Section 1210 hereof.

      "Payment Date" means each Interest Payment Date, Principal Payment Date or any other date on which any principal of, premium, if any, or interest on any Bond is due and payable for any reason, including without limitation upon any redemption of Bonds pursuant to Section 401.

      "Person" means a corporation, association, partnership, joint venture, trust, organization, business, individual or government or any governmental agency or political subdivision thereof.

      "Plans" shall have the meaning provided therefor under the Leasehold Mortgage.

      "Pledged Receipts" means the Loan and all payments and other revenues received or receivable by the Issuer, or the Trustee for the account of the Issuer, in respect of the Loan, including without limitation moneys, investments and proceeds in the Project Fund, the Revenue Fund, the Bond Fund, the Debt Service Reserve Fund, the Construction and Operating Costs Contingency Fund, the Equity Reserve Fund and the Supplemental Equity Fund, except for amounts in the Rebate Fund and payments to the Issuer under subsections (i) and (ii) of Section 1001D or under Section 1003, and subject to the provisions of Section 510 regarding moneys for the benefit of the holders of particular Bonds.

      "Principal Payment Date" means March 1 of each year in which principal of the Bonds is due and payable.

      "Project" means the acquisition, construction, equipping and furnishing of a 270-room conference center and hotel on approximately six acres of land at Boston-Logan International Airport in Boston, Massachusetts leased by the Borrower, as ground lessee, from the Issuer, as ground lessor, under the Ground Lease.

      "Project Fund" -- See Section 501.

      "Qualified Investments" means (i) United States Obligations (ii) certificates or receipts representing direct ownership of future interest or principal payments on United States Obligations held by a custodian in safekeeping on behalf of the holders of such certificates or receipts;
(iii) certificates of deposit or banker's acceptances or interest-bearing deposits of the Trustee, banks affiliated with the Trustee and banks or trust companies organized under the laws of the United States of America or any state thereof, which have capital and surplus of at least $100,000,000 and a rating on their commercial paper of not less than prime-one or A-1 or their equivalents by Moody's or S&P; (iv) variable rate demand obligations commercial paper or finance company paper, including that of any affiliate of the Trustee, in each case rated in the highest short-term category by Moody's or S&P; (v) bonds, obligations or commercial paper of the District of Columbia, any territory of the United States of America or any state of the United States of America or of any political subdivision or other instrumentality of the foregoing, the interest on which is excluded from gross income for federal income tax purposes and which are rated in one of the two highest categories (without regard to pluses or minuses) for such securities by Moody's or S&P; (vi) shares of any open-end diversified investment company registered under the Investment Company Act of 1940, as amended, or any other so-called "money market fund" which, in either case, maintains a constant net asset value per share in accordance with regulations of the Securities and Exchange Commission, has aggregate net assets of not less than $50,000,000 on the date of purchase, and to the extent practicable and in accordance with its investment guidelines invests 85% of its assets in investments of the types described in clauses (i),
(ii), (iii) and (iv) above or unrated securities of the types described above if such assets are of comparable quality, provided that the purchase of any shares in any particular investment company shall be limited to an aggregate amount owned at any time of not more than $2,000,000; (vii) shares of any open-end diversified investment company registered under the Investment Company Act of 1940, as amended, which maintains a constant net asset value per share in accordance with regulations of the Securities and Exchange Commission, has aggregate net assets of not less than $50,000,000 on the date of purchase, and either derives at least 35% of its gross income from interest on or gains from the sale of investments of the types described in clause (v) above or unrated securities of the types described in clause (v) if such assets are of comparable quality or has at least 85% of the weighted average value of its assets invested in investments of such types, provided that the purchase of any shares in any particular investment company shall be limited to an aggregate amount owned at any time of $2,000,000; (viii) Qualified Repurchase Agreements with respect to securities described in clause (i) or
(ii) above or clause (xi) below; (ix) in the case of funds in an aggregate amount of $100,000 or less, an interest-bearing account in a bank or trust company described in clause (iii) above, the interest on which is payable at least as often as quarterly and withdrawal from which is unrestricted as to prior notice; (x) bonds, debentures, notes or other evidences of indebtedness issued or guaranteed by any agency or instrumentality of the United States now existing or hereafter created; (xi) bonds, debentures, notes or other evidences of indebtedness issued by United States corporations and mortgaged-back securities, which in each case are rated not less than "Aa" or "AA" or their equivalent by Moody's or S&P; and (xii) if required to keep the Bonds from becoming "arbitrage bonds" under Section 148 of the Code, obligations not deemed to be "investment property" under
Section 148 of the Code which are rated by either Moody's or S&P in either of its two highest long term or short term credit rating categories (without regard to pluses or minuses); provided as to all of the foregoing
(a) that such investment or deposit is not prohibited by federal or state ranking laws applicable to the Trustee and (b) that such investment or deposit would not result in an imputed receipt within the meaning of the Temporary Regulations under Section 148 of the Code.

      "Qualified Repurchase Agreement" with respect to any subject securities means a repurchase agreement collateralized by such subject securities with any registered broker/dealer or with any commercial bank, provided that (a) a specific written repurchase agreement governs the transaction; (b) the subject securities are held, free and clear of any lien, by the Trustee or an independent third party acting solely as agent for the Trustee and such third party is (i) a Federal Reserve Bank or (ii) a bank which is a member of the Federal Deposit Insurance Corporation and which has combined capital, surplus and undivided profits of not less than $25,000,000, and the Trustee shall have received written confirmation from such third party that it holds such subject securities, free and clear of any lien, as agent for the Trustee; (c) the repurchase agreement has a term of 30 days or less, or the Trustee will value the subject securities no less frequently than monthly and will liquidate the collateral securities if any deficiency in the required collateral percentage is not restored within five Business Days of such valuation; and (d) the fair market value of the subject securities in relation to the amount of the repurchase obligation, including principal and interest, is equal to at least 102%.

      "Rebate Fund" -- See Section 504.

      "Rebate Payment Date" -- See Section 504.

      "Record Date" means with respect to each Payment Date the close of business on the fifteenth day of the month immediately preceding the month in which such Payment Date occurs.

      "Remarketing Agent" means Goldman, Sachs & Co.

      "Remarketing Agreement" means the Remarketing Agreement dated June 27, 1991 among the Borrower, the Issuer and the Remarketing Agent, including the Letter of Representation and Indemnification dated June 27, 1991 from the Borrower to the Issuer and the Remarketing Agent, each as from time to time in effect.

      "Remarketing Date" means June 27, 1991.

      "Rent" means for any period all Base Rent, Contingent Rent, Additional Contingent Rent and Parking Rent (each as defined in the Ground Lease) accruing during such period.

      "Required Debt Service Reserve Amount" means the least of (a) 10% of the proceeds of the Bonds, (b) 100% of the maximum annual debt service on the Outstanding Bonds, and (c) 125% of the average of the annual principal and interest requirements on the outstanding Bonds.

      "Revenue Fund" -- See Section 502A.

      "Semiannual Interest Obligation" -- See Section 1001B.

      "Shawmut Base Rate" means the per annum rate of interest from time to time announced by Shawmut Bank, N.A. at its principal office in Boston, Massachusetts as its Corporate Base Rate.

      "S&P" means Standard & Poor's Corporation, a corporation organized and existing under the laws of the State of New York, its successors and assigns, and, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "S&P" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Trustee, with the approval of the Borrower, by notice to the Issuer.

      "Supplemental Equity Fund" -- See Section 505D.

      "Taking" -- See Section 703.

      "Tax Statement" means, collectively, the Borrower's certificates containing representations, warranties and covenants as to certain tax matters dated the Closing Date and the Remarketing Date and signed by the Borrower.

      "Trust Estate" means the Pledged Receipts and other rights assigned by the Issuer and the Borrower to the Trustee hereunder.

      "Trustee" -- See first paragraph of this Agreement.

      "Underwriter" means Goldman, Sachs & Co.

      "Uniform Commercial Code" means Chapter 106 of the Massachusetts General Laws, as amended.

      "United States Obligations" means any bonds or obligations which as to principal and interest constitute direct obligations of the united States of America or the timely payment of principal of and interest on which is guaranteed by the United States of America.

      "Yield" -- See Section 504.

      Any reference in this Agreement to the Borrower, the Issuer or the Trustee shall include those which succeed to their functions, duties or responsibilities pursuant to or by operation of law or who are lawfully performing their functions. Any reference in this Agreement to any statute or law or chapter or section thereof shall include all amendments, supplements or successor provisions thereto.


                           PART II:   THE BONDS
                           --------------------

Article 3 - The Bonds

      Section 301. ISSUANCE OF BONDS, DATES. MATURITIES AND INTEREST. The Bonds shall be designated "Massachusetts Port Authority Special Project Revenue Bonds, Series 1990 (Harborside Hyatt Conference Center and Hotel Project)"; shall be issued in the original aggregate principal amount of $40,000,000; shall be substantially in the form set forth in Exhibit 301 attached hereto, with such variations, omissions and insertions as are permitted or required hereby; and shall be dated December 31, 1990 if authenticated prior to the first Interest Payment Date and otherwise shall be dated as of the Interest Payment Date next preceding the date of their authentication, except that if authenticated on an Interest Payment Date they shall be dated as of such date of authentication; provided that if at the time of authentication interest thereon is in default, they shall be dated as of the date to which interest has been paid or if no interest has been paid, they shall be dated as of December 31, 1990. Except to the extent otherwise provided in Section 306 or made necessary as a result of a partial redemption, the Bonds shall be issued in fully registered form without coupons numbered from R-82 upwards in denominations of $100,000 or any integral multiple thereof thereafter, and shall be registered in such names as shall be requested by the Bondholders.

      The Bonds shall be issued in a single series having a stated maturity date of March 1, 2026. Interest on each Bond shall accrue from its dated date, payable on each Interest Payment Date.

      Section 302. RESERVED.

      Section 303. EXECUTION; AUTHENTICATION. Bonds shall be executed on behalf of the Issuer by the manual or facsimile official signature of the Chairman, Vice Chairman or Executive Director of the Issuer. The official seal (which may be facsimile) of the Issuer shall be impressed or imprinted on all Bonds. In case any officer whose signature shall appear on the Bonds shall cease to be such officer before the delivery of such Bonds, such signature shall nevertheless be valid and sufficient for all purposes as if he or she had remained in office until delivery and any Bonds may be signed on behalf of the Issuer by such persons as, at the time of execution of such Bond, shall be the proper officers of the Issuer, even though at the date of such Bond or of the delivery of this Agreement such person was not such officer.

      No Bond shall be valid or obligatory until authenticated as provided in Exhibit 301 by the Trustee. Such authentication shall be conclusive evidence that such Bond has been authenticated and delivered hereunder. The certificate of authentication on any Bond shall be deemed to have been executed by the Trustee if manually signed by an authorized signatory of the Trustee, but it shall not be necessary that the same individual sign the certificate of authentication on all of the Bonds issued hereunder.

      Section 304. INTEREST ON BONDS. The Bonds shall bear interest from and including the date thereof until payment of the principal thereof shall have been made or provided for in accordance with the provisions hereof, whether at maturity, upon redemption or otherwise. The Bonds will bear interest during the Initial Interest Period at the fixed rate of 6.5% per annum to (but excluding) June 20, 1991 and at the fixed rate of 6.25% per annum from (and including) June 20, 1991 to (but excluding) June

27, 1991. From and after the Remarketing Date the Bonds will bear interest at the fixed rate of 10% per annum. Interest on the Bonds in all cases will be computed during the Initial Interest period on the basis of a 365-day year and for actual days elapsed and thereafter on the basis of a 360-day year consisting of twelve 30-day months. Interest will be payable as provided in Exhibit 301.

      Section 305. LOST BONDS. If any of the Bonds are lost, wrongfully taken, mutilated, destroyed or improperly cancelled, the Issuer shall authorize the issuance of new Bonds to replace them upon proof satisfactory to the Issuer and the Trustee and (except in the case of mutilated or improperly cancelled Bonds which are surrendered to the Trustee) upon giving to the Issuer, the Trustee and the Borrower an indemnity bond in such amount as the Issuer, the Trustee and the Borrower may require. Each new Bond shall in all respects be identical with the mutilated, lost, stolen, destroyed or improperly cancelled Bond. The Issuer and the Trustee may impose reasonable charges in connection with the issuance of replacement Bonds under this Section 305, which shall be for the account of the Bondholders requesting the issuance of replacement Bonds.

      Section 306. EXCHANGE AND TRANSFER OF BONDS; BOOK ENTRY SYSTEM. Upon surrender of a Bond or Bonds at the corporate trust office of the Trustee, as bond registrar, together with an assignment duly executed by the Bondholder or his attorney or legal representative in such form and with such guaranty of signature as shall be satisfactory to the Trustee, the Bond or Bonds may be exchanged for fully registered Bonds of the same maturity, aggregating in amount the then unpaid principal amount of the Bond or Bonds surrendered, of authorized denominations.

      As to any Bond, the Bondholder shall be deemed and regarded as the absolute owner thereof for all purposes and none of the Issuer, the Borrower or the Trustee shall be affected by any notice to the contrary.

      At the option of the Bondholder, any Bond may be presented at the corporate trust office of the Trustee for endorsement showing the balance of principal due thereon and the date to which interest has been paid.

      Any Bond may be transferred upon the books kept for the registration and transfer of Bonds only upon surrender thereof to the Trustee, as bond registrar, together with an assignment duly executed by the Bondholder or his attorney or legal representative in such form and with such guaranty of signature as shall be satisfactory to the Trustee; PROVIDED, that the Trustee shall not be obliged to make any transfer of a Bond during the period between a Record Date and the corresponding

Interest Payment Date. Upon the transfer of any such Bond and on request of the Trustee, the Issuer shall execute, and the Trustee shall authenticate and deliver, a new Bond or Bonds, registered in the name of the transferee or transferees, of the same maturity, aggregating in amount the then unpaid principal amount of the Bond or Bonds surrendered, of authorized denominations.

      BY ACCEPTANCE OF ANY BOND, THE BONDHOLDER AGREES THAT IT WILL NOT TRANSFER OR GRANT PARTICIPATIONS IN SUCH BOND IN DENOMINATIONS OF LESS THAN $100,000.

      In all cases in which Bonds shall be issued in exchange for or in replacement of other Bonds, the Bonds to be issued shall be signed and sealed on behalf of the Issuer, and authenticated by the Trustee as provided in Section 303. The obligation of the Issuer and the rights of the Bondholders with respect to such Bonds shall be the same as with respect to the Bonds being exchanged or replaced. Such registrations of transfers or exchanges of Bonds shall be without charge to the Bondholders, except that any taxes or other governmental charges required to be paid with respect to the same shall be paid by the Bondholder requesting such registration of transfer or exchange as a condition precedent to the exercise of such privilege. Any service charge made by the Trustee for any such registration, transfer or exchange shall be paid by the Borrower.

      Whenever any outstanding Bond shall be delivered to the Trustee for cancellation pursuant to this Agreement, or for exchange or transfer pursuant to this Section 306, such Bond shall be promptly cancelled and destroyed by the Trustee and counterparts of a certificate of destruction evidencing such destruction shall be retained by the Trustee and, if requested by the Issuer or the Borrower, shall be furnished by the Trustee to the Issuer or the Borrower, as the case may be.

      The foregoing provisions of this Section 306 to the contrary notwithstanding, following the Initial Interest Period the Bonds will be issued on the Remarketing Date as one fully registered bond in the name of Cede & Co., as nominee of The Depository Trust Company, New York, New York ("DTC"), and deposited in the custody of DTC. The actual purchasers of the Bonds (the "Beneficial Owners") will not receive physical delivery of the Bonds. Individual purchases of the Bonds may be made in book-entry form only in principal amounts of $100,000 or any integral multiple thereof. Principal and interest payments on the Bonds will be made to DTC or its nominee as Bondholder.

      DTC shall pay interest to the Beneficial Owners of record through its participants as of the close of business on the Record Date. DTC shall pay the redemption price of the Bonds called for redemption to the Beneficial Owners of record through its participants as of the close of business 15 days prior to the date fixed for redemption. The Trustee shall notify DTC, to the extent possible, of any notice required to be given pursuant to this Agreement not less than 15 days prior to the date upon which such notice is required to be given.

      Transfer of ownership interests in the Bonds shall be made by DTC and its participants, acting as nominees of the Beneficial Owners, in accordance with rules specified by DTC and its participants. There can be no assurance that DTC, its participants or other nominees of the Beneficial Owners will act in accordance with such rules or on a timely basis.

      Bond certificates will be issued directly to owners of the Bonds other than DTC, or its nominee, upon the occurrence of the following events (subject, however, to operation of the two sentences following clause (c) below):

            (a) DTC determines not to continue to act as securities depository for the Bonds; or

            (b) the Borrower with the consent of the Issuer and the Trustee has advised DTC of its determination that DTC is incapable of discharging its duties; or

            (c) the Borrower with the consent of the Issuer and the Trustee has determined that it is in the best interest of the Bondholders not to continue the book-entry system of transfer or that interests of the beneficial owners of the Bonds might be adversely affected if the book-entry system of transfer is continued.

Upon occurrence of the event described in (a) or (b) above the Borrower shall attempt to locate another qualified securities depository. If the Borrower fails to locate another qualified securities depository to replace DTC, the Trustee shall authenticate and deliver Bonds in certificated form. In the event the Borrower makes the determination noted in (b) or (c) above (as to which the Borrower undertakes no obligation to make any investigation to determine the occurrence of any events that would permit the Borrower to make any such determination), and has made provisions to notify the beneficial owners of the Bonds by mailing an appropriate notice to DTC, the Borrower shall cause the Trustee to authenticate and deliver Bonds in certificated form pursuant to Exhibit 301 of this Agreement to any DTC participants making such a request. Principal of and interest on the Bonds shall be payable as otherwise provided in this Article 3. The Bonds will be transferable in accordance with this Section 306.

      Section 307. TEMPORARY BONDS. Pending the preparation of definitive Bonds, the Issuer may execute, and upon its request in writing, the Trustee shall authenticate and deliver one or more printed, lithographed or-typewritten temporary Bonds (including temporary Bonds printed by offset or photocopying). Temporary Bonds shall be issuable as registered Bonds without coupons, of any authorized denomination, and substantially in the form of definitive Bonds but with such omissions, insertions and variations as may be appropriate for temporary Bonds, all as may be determined by the Issuer. Temporary Bonds may contain such reference to any provisions of this Agreement as may be appropriate. Every temporary Bond shall be executed by the Issuer and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Bonds. As promptly as practicable the Issuer shall execute and shall furnish definitive registered Bonds without coupons and thereupon temporary Bonds may be surrendered in exchange therefor without charge at the corporate trust office of the Trustee, and the Trustee shall authenticate and deliver in exchange for such temporary Bonds a like aggregate principal amount of definitive Bonds of authorized denominations.

      Until so exchanged the temporary Bonds shall be entitled to the same benefits under this Agreement as definitive Bonds.

Article 4 - Redemption of Bonds Before Maturity

      Section 401. REDEMPTION OF BONDS. The Bonds shall be subject to redemption prior to maturity as follows:

      (a) OPTIONAL REDEMPTION. The Bonds shall be subject to redemption prior to stated maturity on and after March 1, 2001 by the Issuer, at the written direction of the Borrower upon not less than 35 days' notice to the Trustee in whole on any date or in part on any Payment Date (but in the case of a partial redemption prior to the Credit Enhancement Termination Date only so long as the amount on deposit in the Equity Reserve Fund shall equal or exceed the aggregate amount to be paid thereto under Section 3.2 of the Credit Enhancement Agreement without regard to any deferral or limitation permitted thereunder) in the amount of $100,000 or any integral multiple thereof, at the following redemption price (expressed as a percentage of the principal amount of the Bonds, or portion thereof, to be redeemed), plus accrued interest to the redemption date:

                  Redemption Period                    Redemption
                 (both dates inclusive)                  Price
                 ----------------------                ----------

        March 1, 2001 through February 28, 2002           102%
        March 1, 2002 through February 28, 2003           101%
        March 1, 2003 and thereafter                      100%

      (b) EXTRAORDINARY OPTIONAL REDEMPTION. The Bonds may be redeemed in whole but not in part by the Issuer at any time, at the written direction of the Borrower upon not less than 35 days' notice to the Trustee, at a redemption price equal to 100% of the principal amount thereof plus accrued interest thereon to the redemption date, without premium, under any of the following conditions:

            (i) The Project shall have been damaged or destroyed to such extent that, in the reasonable judgment of the Borrower (A) the Project cannot be reasonably restored within a period of six months from the date of such damage or destruction, or (B) the Borrower is thereby prevented from carrying on its normal operation of the Project for a period of six months from the date of such damage or destruction; or

            (ii) Title to, or the temporary use of all or a substantial part of the Project shall have been taken or condemned by a competent authority, which taking or condemnation results or is likely to result in the Borrower being thereby prevented or likely to be prevented from carrying on its normal operation of the Project for a period of six months; or

            (iii) As a result of changes in the Constitution of the United States of America or of the Commonwealth or of legislative or administrative action (whether state or federal) or by final decree or judgment of any court or administrative body (whether state or federal), the Bonds or this Agreement become void or unenforceable or impossible of performance in accordance with the intent and purpose of the parties as expressed therein or herein.

      (c) MANDATORY REDEMPTION. The Bonds shall be subject to mandatory redemption as provided in this Section 401(c):

            (i) The Bonds shall be redeemed in part on any date from moneys remaining in the Project Fund upon the completion of the Project, to the extent required under Section 501C, at a redemption price equal to 100% of the principal amount redeemed plus accrued interest thereon to the redemption date, without premium.

            (ii) The Bonds shall be redeemed in part on any date from proceeds of casualty insurance or Takings deposited with the Bond Fund for such purpose pursuant to SectiOns 502(e) and 702 or 703 at a redemption price equal to 100% of the principal amount redeemed plus accrued interest thereon to the redemption date, without premium.

            (iii) The Bonds shall be redeemed in part on March 1 in each year, commencing March 1, 2001, at a redemption price equal to 100% of the principal amount redeemed plus accrued interest thereon to the redemption date, without premium, in the principal amount set forth below next to such date:

                DATE                          AMOUNT
                ----                          ------

            March 1, 2001                   $ 400,000
            March 1, 2002                     400,000
            March 1, 2003                     400,000
            March 1, 2004                     500,000
            March 1, 2005                     500,000
            March 1, 2006                     600,000
            March 1, 2007                     600,000
            March 1, 2008                     700,000
            March 1, 2009                     800,000
            March 1, 2010                     900,000
            March 1, 2011                   1,000,000
            March 1, 2012                   1,000,000
            March 1, 2013                   1,100,000
            March 1, 2014                   1,300,000
            March 1, 2015                   1,400,000
            March 1, 2016                   1,500,000
            March 1, 2017                   1,700,000
            March 1, 2018                   1,900,000
            March 1, 2019                   2,000,000
            March 1, 2020                   2,200,000
            March 1, 2021                   2,500,000
            March 1, 2022                   2,700,000
            March 1, 2023                   3,000,000
            March 1, 2024                   3,300,000
            March 1, 2025                   3,600,000

      leaving the principal amount of $4,000,000 due and payable on the stated maturity date of March 1, 2026.

            The requirements of clause (iii) of this Section 401(c) are subject, however, to the provision that any partial redemption of Bonds under Section 401(a) or under clause (i) or (ii) of this Section 401(c) shall reduce the mandatory scheduled redemption requirements of clause
(iii) of this Section 401(c) as provided in this paragraph. In the event of a partial redemption of Bonds under Section 401(a) or under clause (i) or
(ii) of this Section 401(c), the Trustee shall allocate the principal amount redeemed among the scheduled redemptions provided in clause (iii) of this Section 401(c) in a manner which, as nearly as practicable, will maintain the average life to maturity of the Bonds. Such allocations shall be made only in units of $100,000. Each such allocation by the Trustee shall, in the absence of manifest error, be conclusive and binding upon the Issuer, the Borrower, the Trustee and the Bondholders. The Trustee promptly shall give notice of each such allocation by written statement setting forth the revised schedule of mandatory redemptions under clause (iii) of this Section 401(c) by mail to the Issuer, the Borrower and each Bondholder.

            (iv) In the event of the occurrence of a Determination of Taxability, the Bonds shall be redeemed in whole on a date selected by the Borrower not later than 180 days following such occurrence at a redemption price equal to 102% of the outstanding principal amount thereof plus accrued interest thereon to the redemption date. In the event of such redemption, all funds held under this Agreement other than amounts on deposit in the Rebate Fund and funds necessary to pay Additional Payments shall be available to pay principal of and premium and interest on the Bonds. As used herein, a "Determination of Taxability" shall be deemed to occur if a final decree or judgment of any federal court or a final action of the Internal Revenue Service determines that interest paid or payable on any Bond is or was includable in the gross income of a Bondholder for federal income tax purposes under the Code (other than a holder who is a substantial user or related person within the meaning of Section 147(a) of the Code) due to any action taken or omitted to be taken by the Borrower or the Issuer. No such decree, judgment or action will be considered final for this purpose, however, unless the Borrower or the Issuer has been given notice, and, if it is so desired and is legally allowed, has been afforded the opportunity to contest the same, either directly or in the name of any Bondholder, and until conclusion of any appellate review, if sought. If the Trustee receives written notice from any Bondholder stating that such Bondholder has been notified in writing by the Internal Revenue Service that it proposes to include the interest on such Bond in the gross income of such holder for the reasons described herein or any other proceeding has been instituted against such holder which may lead to a final decree, judgment or action as described herein, then the Trustee shall promptly give notice thereof to the Borrower, the Issuer and each Bondholder. Such holder will afford the Borrower the opportunity to contest such claim or proceeding, either directly or in the name of such holder, until conclusion of any appellate review, if sought. The Trustee shall thereafter coordinate any similar requests or notices it may have received from other Bondholders and shall keep them informed of the progress of any administrative proceedings or litigation.

      Section 402. SELECTION OF BONDS TO BE REDEEMED. A redemption of Bonds shall be a redemption of the whole or of any part of the Bonds, provided, that there shall be no partial redemption of less than $100,000. If less than all the Bonds shall be called for redemption under any provision of this Agreement permitting such partial redemption the particular Bonds to be redeemed shall be selected by the Trustee, in such manner as the Trustee in its discretion may deem fair and appropriate; provided, however (a) that the portion of any Bond to be redeemed under any provision of this Agreement shall be in the principal amount of $100,000 or any multiple thereof, (b) that, in selecting Bonds for redemption, the Trustee shall treat each Bond as representing that number of Bonds which is obtained by dividing the principal amount of such Bond by $100,000 and (c) that, to the extent practicable, the Trustee will not select any Bond for partial redemption if the amount of such Bond remaining outstanding would be reduced by such partial redemption to less than $100,000. If there shall be called for redemption less than all of a Bond, the Issuer shall execute and deliver and the Trustee shall authenticate, upon surrender of such Bond, and at the expense of the Borrower and without charge to the owner thereof, a replacement Bond in the principal amount of the unredeemed balance of the Bond so surrendered.

      At its option, to be exercised on or before the 60th day next preceding any mandatory scheduled redemption date pursuant to Section 401(c) (iii), the Borrower may deliver to the Trustee for cancellation Bonds in any aggregate principal amount which have been purchased by the Borrower in the open market. Each Bond 50 delivered shall be credited by the Trustee at 100% of the principal amount thereof against the mandatory scheduled redemption requirement provided in Section 401(c) (iii) on such mandatory redemption date and against the monthly Loan payments required to be made with respect to such mandatory scheduled redemption requirement under Section 1001B; and any excess of such amount shall be credited against future mandatory scheduled redemption requirements and against the corresponding portions of the monthly Loan payments in chronological order. The Borrower, will, on or before the 60th day preceding each mandatory scheduled redemption date, furnish the Trustee with a certificate, signed by an Authorized Borrower Representative, stating the extent to which the provisions of the first sentence of this paragraph are to be availed of with respect to such mandatory redemption requirements for such mandatory redemption date; unless such certificate is so timely furnished to the Trustee, the mandatory redemption requirements provided for such date in
Section 401(c) (iii) and the corresponding portions of the monthly Loan payments shall not be reduced under the provisions of this paragraph.

      Section 403.      PROCEDURE FOR REDEMPTION.

      (a) In the event any of the Bonds are called for redemption, the Trustee shall give notice, in the name of the Issuer, of the redemption of such Bonds, which notice shall (i) specify the Bonds to be redeemed, the redemption date, the redemption price, and the place or places where amounts due upon such redemption will be payable (which shall be the corporate trust office of the Trustee) and, if less than all of the Bonds are to be redeemed, the numbers of the Bonds, and the portions of the Bonds, so to be redeemed, (ii) state any condition to such redemption, and
(iii) state that on the redemption date, and upon the satisfaction of any such condition, the Bonds to be redeemed shall cease to-bear interest. CUSIP number identification shall accompany all redemption notices. Such notice may set forth any additional information relating to such redemption. Such notice shall be given by registered or certified mail at least 30 days (or, in the case of acceleration of the Bonds pursuant to Section 1102, seven days) but not more than 60 days prior to the date fixed for redemption to each Registered Owner of Bonds to be redeemed at its address shown on the registration books kept by the TrUstee provided, however, that failure to give such notice to any Bondholder or any defect in such notice shall not affect the validity of the proceedings for the redemption of any of the other Bonds.

      Except at any time during which all of the Bonds are registered in the name of Cede & Co., notice of such redemption also shall be sent by registered mail, overnight delivery service or other similar means, postage prepaid, to the municipal registered securities depositories named below which are known to the Trustee to be holding Bonds and to at least two of the national information services named below that disseminate securities redemption notices, when possible, at least five days prior to the mailing of notices required by the first paragraph above, but in any event at least 30 days (or, in the case of acceleration of the Bonds pursuant to Section 1102, seven days) and not more than 60 days prior to the redemption date; provided that neither failure to receive such notice nor any defect in any-notice so mailed shall affect the sufficiency of the proceedings for the redemption of such Bonds.

      Securities depositories include The Depository Trust Company, 711 Stewart Avenue, Garden City, New York 11530, Fax- (516) 227-4039 or 4190; Midwest Securities Trust Company, Capital structures-Call Notification, 440 South LaSalle Street, Chicago, Illinois 60605, Fax-(312) 663-2343; Pacific Securities Depository Trust Company, Pacific and Company, P.O. Box 7041, San Francisco, California 94120, Fax-(415) 393-4123; Philadelphia Depository Trust Company, Reorganization Division, 1900 Market Street,

Philadelphia, Pennsylvania 19103, Attention: Bond Department, Fax-(215) 496-5058 or, in accordance with the then current guidelines of the Securities and Exchange Commission, to such other addresses and/or such other securities depositories or any such other depositories as the Issuer may designate in writing to the Trustee.

      Information services include Financial Information, Inc. "Daily Called Bond Service", 30 Montgomery Street, 10th Floor, Jersey City, New Jersey 07302, Attention: Editor; Kenny Information Services, "Called Bond Service", 65 Broad Street, 19th Floor, New York, New York 10006-2504; Moody's Investors Service "Municipal and Government", 99 Church Street, 8th Floor, New York, New York 10007, Attention: Municipal News Reports; Standard and Poor's Corporation "Called Bond Record", 25 Broadway, New York, New York 10004; or, in accordance with then current guideline of the Securities and Exchange Commission, to such other addresses and/or such other services providing information with respect to called bonds, or any other such services as the Issuer may designate in writing to the Trustee.

      (b) Any Bonds and portions of Bonds which have been duly selected for redemption and which are paid in accordance with Section 510 shall cease to bear interest on the specified redemption date.

            Article 5 - Source and Application of Funds

      Section 501. PROJECT FUND. A Project Fund is hereby established by the Issuer with the Trustee. Within the Project Fund there are hereby established three separate accounts, viz., the Capitalized Interest Account, the Costs of Remarketing Account and the Construction Account.

      A. SOURCE AND DISBURSEMENTS. Not later than one day following the Remarketing Date, the funds on deposit in the Escrow Account established under the Original Agreement shall be applied as follows: (1) $38,333.33 (on the Remarketing Date) to pay interest on the Bonds to the existing holders thereof, (2) $4,000,000 to be deposited into the Debt Service Reserve, (3) $36,000,000 to be deposited into the Project Fund and (4) the remainder to be deposited into the Rebate Fund. The $36,000,000 deposited into the Project fund shall be allocated as follows: $8,044,444 to be deposited in the Capitalized Interest Account, $800,000 to be deposited in the Costs of Remarketing Account and the remainder to be deposited in the Construction Account.

            (a) DISBURSEMENTS FROM CAPITALIZED INTEREST ACCOUNT. Not later than 12:00 noon, Eastern time, on the Business Day next preceding each March 1 and September 1, commencing March 1, 1992 and ending on the March 1 or September 1 next preceding the Estimated Completion Date, the Trustee shall withdraw from the Capitalized Interest Account and deposit into the Bond Fund an amount which, together with any funds then on deposit in- the Bond Fund, shall be sufficient to pay all interest due on the Bonds on such March 1 or September 1. Payment of such amount in full under this Section 501A shall satisfy the obligation of the Borrower to make such payment under Section 1001A. Prior to the Completion Date, all investment earnings on the Capitalized Interest Account shall be transferred when realized to the Construction Account. In addition, in the event that the Borrower shall give the Trustee written notice that the Borrower expects the acquisition, construction, equipping and furnishing of the Project to be completed by a date prior to the Estimated Completion Date, which notice shall specify the new expected Completion Date and shall be accompanied by a certificate of the Construction Inspector that it is reasonable to expect the Project to be completed by such date, then the Trustee shall calculate the amount required to be retained in the Capitalized Interest Account in order to provide for the payment of interest on the Bonds through the new expected Completion Date (taking into account earnings on investments of such amount, to the extent that such investments actually have been made) and shall transfer to the Construction Account an amount equal to the positive difference, if any, between the amount then on deposit in the Capitalized Interest Account and the amount required to be retained as provided above.

            (b) DISBURSEMENTS FROM COSTS OF REMARKETING ACCOUNT. Not later than one day following the Remarketing Date, the Trustee shall transfer from the Costs of Remarketing Account to the Construction and Operating Costs Contingency Fund the sum of up to $500,496.70, representing reimbursement and recontribution to the Project of costs of issuance and remarketing identified in the Equity Costs Certificate, and shall distribute the remainder of the funds in the Costs of Remarketing Account as instructed by the Borrower.

            (c) DISBURSEMENTS FROM CONSTRUCTION ACCOUNT. Not later than one day following the Remarketing Date, there shall be transferred from the Construction Account to the Construction and Operating Costs Contingency Fund the sum of up to $2,199,466.99, representing reimbursement and recontribution to the Project of eligible project costs identified in the Equity Costs Certificate. Disbursements from the Construction Account of the Project Fund shall be applied for the payment or reimbursement of the following costs:

            (i) Costs incurred directly or indirectly for or in connection with the acquisition, construction, equipping or furnishing of the Project, including preliminary planning and studies, architectural, legal, engineering and supervisory services, other labor and services, materials, acquisition and installation.

            (ii) Any other incidental and necessary costs and expenses relating to the acquisition, construction, equipping or furnishing of the Project, including without limitation interest on the Bonds, if any, accruing after the Estimated Completion Date and prior to the Completion Date and not paid from the Capitalized Interest Account, but not including "issuance costs" within the meaning of Section 147(g) (1) of the Code.

      Such disbursements from the Construction Account shall be made only as provided in and subject to the terms of the Disbursement Agreement. Except as provided in the first sentence of this subsection (c), no funds shall be disbursed from the Construction Account to pay or reimburse any costs listed in the Equity Costs Certificate.

      In addition, in the event that the Completion Date shall not have occurred on or before the Estimated Completion Date, then on each date thereafter occurring on or before the Completion Date on which a Loan payment is due and payable under Section 1001A or 1001B, the Trustee without need for requisition shall transfer from the Construction Account to the Bond Fund such amount, if any, as shall be necessary to meet the Loan payment required to be made on such date. Payment of any Loan payment in full on any such date under this Section 501A shall satisfy the obligation of the Borrower to make such payment under Section 1001B.

      B. TRANSFER OF CAPITALIZED INTEREST ACCOUNT ON COMPLETION. On the earlier of the Estimated Completion Date and the Completion Date, the Trustee shall withdraw from the Capitalized Interest Account and deposit into the Bond Fund an amount equal to the amount of interest on the Bonds accrued through such date and unpaid, less any amount then on deposit in the Bond Fund. Any amount remaining in the Capitalized Interest Account shall be transferred to the Construction Account, and the Capitalized Interest Account thereupon shall be closed.

      C. TRANSFER OF CONSTRUCTION ACCOUNT ON COMPLETION. Except as otherwise provided in the next-to-last sentence of this Section 501C, all moneys in the Construction Account (including moneys earned thereon by investment and amounts transferred from the Capitalized Interest Account pursuant to Section 501B) remaining after the Completion Date shall promptly at the written direction of an Authorized Borrower Representative be (i) paid into the Bond Fund and applied promptly to redeem principal of the Bonds in accordance with Section 401(c) (i) so as, to the extent possible, to exhaust such amount, or (ii) paid into the Bond Fund and applied to pay interest on the Bonds, or (iii) such combination of the foregoing as is provided in such direction; provided that (a) before any funds are applied pursuant to clause (ii) or (iii) of this Section 501C the Trustee shall have received an opinion of Bond Counsel or a ruling of the Internal Revenue Service that such payment will not adversely affect the exclusion from gross income for federal income tax purposes of the interest paid on the Bonds and (b) the Trustee shall give notice of any redemption of Bonds pursuant to clause (i) or (iii) of this Section 501C to the Bondholders at least 30 days prior to the redemption date and otherwise in accordance with
Section 403. However, amounts certified to the Trustee by the Authorized Borrower Representative shall be retained in the Construction Account for payment of costs referred to in Section 501A not yet due and payable. Any such retained funds remaining after full payment of all such costs shall be likewise applied as aforesaid.

      D. BORROWER REQUIRED TO PAY COSTS IF PROJECT FUND INSUFFICIENT. If the moneys in the Project Fund are not sufficient to pay in full the costs to be paid therefrom, the Borrower agrees to complete the acquisition, construction, equipping and furnishing of the Project and to pay all costs therefor in excess of the moneys available in the Project Fund. The Issuer makes no warranty, express or implied, that moneys paid into the Project Fund or otherwise available to complete the Project will be sufficient to pay all costs therefor.

      Section 502. BOND FUND. A Bond Fund is hereby established by the Issuer with the Trustee, and the Trustee is hereby appointed paying agent for the Bonds. Moneys shall be deposited in the Bond Fund from time to time and shall be applied solely as follows:

            (a)   [RESERVED]

            (b) Upon completion of the Project or upon the occurrence of other events specified in Section 501C, funds shall be transferred from the Construction Account of the Project Fund to the Bond Fund and applied in accordance with Section 501C.

            (c) Loan payments by the Borrower pursuant to Sections 1001A and 1001B, amounts transferred from the Reserve Fund pursuant to Section 502A, amounts transferred from the Capitalized Interest Account or Construction Account of the Project Fund pursuant to Section 501A, amounts transferred from the Debt Service Reserve Fund pursuant to

      Sections 503 (a), (b) and (c) , amounts transferred from the Construction and Operating Costs Contingency Fund pursuant to Sections 505(a) and (b), amounts transferred from the Equity Reserve Fund pursuant to Sections 505A(a) and (b), amounts transferred from the Supplemental Equity Fund pursuant to Sections 505D(a), (b) and (d) and amounts transferred from the Credit Enhancement Account pursuant to Sections 505B(b) and (c) shall be deposited into the Bond Fund and shall be applied to pay principal of and interest on the Bonds as and when the same become due.

            (d) Sums for the redemption of Bonds as described in Section 401 shall be deposited into the Bond Fund. Such funds shall be applied to make such redemptions.

            (e) Proceeds from insurance or condemnation awards shall be deposited in the Bond Fund to the extent provided in Section 702 or 703. The Trustee shall apply the monies so deposited in the Bond Fund to redeem the principal of the Bonds as provided in Section 403, without premium, immediately upon the earliest practicable redemption date selected by the Trustee for the redemption without further authorization from the Borrower or the Issuer so as, to the extent possible, to exhaust such amount. Any balance remaining after such application shall be applied to pay interest on the Bonds.

            (f) Sums received upon exercise of remedies by the Trustee or the Issuer after an Event of Default (except sums received by the Issuer pursuant to rights not assigned by the Issuer to the Trustee hereunder), amounts transferred from the Revenue Fund as provided in the last sentence of Section 502A, amounts transferred from the Debt Service Reserve Fund pursuant to Section 503(d), amounts transferred from the Construction and Operating Costs Contingency Fund pursuant to Section 505(c), amounts transferred from the Equity Reserve Fund pursuant to Section 505A(c), amounts transferred from the Supplemental Equity Fund pursuant to Section 505D(c) and amounts transferred from the Credit Enhancement Account pursuant to Section 505B(d) shall be deposited in the Bond Fund. Such monies shall be applied in accordance with the provisions of Section 1105.

      Section 502A. REVENUE FUND. A Revenue Fund is hereby established by the Issuer with the Trustee. All amounts remitted by Hyatt Corporation to the Borrower pursuant to Section 4.3 of the Hyatt Management Agreement shall be paid directly to the Trustee and deposited into the Revenue Fund. The Borrower shall instruct Hyatt Corporation to make such payments directly to the Trustee. In the event that the Hyatt Management Agreement shall be terminated prior to the termination of this Agreement, the Borrower not less frequently than monthly shall pay to the Trustee for deposit into the Revenue Fund an amount equal to the sum of (i) the Funds Available Before Other Obligations (Income) for such month calculated as provided in the statement of "Projected Debt Service Coverage" set forth at pages 15 and 16 of the Remarketing Official Statement relating to the Bonds dated June 27, 1991 plus (ii) the amount of Rent accruing for such month. The Trustee shall apply amounts in the Revenue Fund, not less often than monthly, as follows:

            (a) To pay Rent to the Issuer as lessor under the Ground Lease, in such amounts as the Borrower from time to time shall notify the Trustee in writing.

            (b) To pay Loan payments required under Sections 1001A and 1001B.

            (c)   To pay Additional Payments required under Section 1001D.

            (d) On or before the Credit Enhancement Termination Date, to pay to the Trustee for deposit into the Equity Reserve Fund, or after the Maximum Amount of Credit shall have been reduced to $500,000 to pay to the Credit Enhancer directly,. the Credit Enhancement Fee under Section 3.2 of the Credit Enhancement Agreement.

            (e)   To replenish the Debt Service Reserve Fund as provided in
Section 1001E.

            (f) On or before the Credit Enhancement Termination Date, to pay any amounts owing under Section 3.1 of the Credit Enhancement
Agreement.

            (g) On or before the Credit Enhancement Termination Date, to replenish the Equity Reserve Fund as provided in Section 1001F.

            (h) On and after the Credit Enhancement Termination Date, to pay any amounts due and payable but unpaid under Section 13(b) of the Credit Enhancement Agreement.

            (i) On or prior to the Credit Enhancement Termination Date, in the event that the requirements for reducing the Maximum Amount of Credit to $500,000 under Section 2.5(b) of the Credit Enhancement Agreement shall have been met except for the condition that $500,000 shall be on deposit in the Supplemental Equity Fund or in the event that the amount on deposit therein subsequently shall have been reduced to less than $500,000 for any reason, to the supplemental Equity Fund to the extent necessary to increase the amount on deposit therein to $500,000.

To the extent that as of-the close of business on the first Business Day in March and September in any year, commencing on the first such date following the Completion Date, there shall remain monies in the Revenue Fund after satisfaction of all payments listed above through such date and no Default shall exist hereunder (or, prior to the Credit Enhancement Termination Date, under the Credit Enhancement Agreement) , then such monies (excluding any portion thereof properly allocable to the accrued portion of a future payment listed above) shall be distributed to the Borrower. Payment by the Trustee under this Section 502A of an obligation of the Borrower referred to above shall satisfy such obligation in the same manner as if made by the Borrower directly. However, failure of the Trustee to make any such payment shall not excuse the failure of the Borrower to meet the obligation in question. Upon any acceleration under Section 1102, the Trustee forthwith shall transfer all amounts in the Revenue Fund to the Bond Fund to be applied as provided in Section 1105.

      Section 503. DEBT SERVICE RESERVE FUND. A Debt Service Reserve Fund is hereby established with the Trustee for the benefit of the Bondholders. On the Remarketing Date an amount equal to the Required Debt Service Reserve Amount shall be deposited in the Debt Service Reserve Fund; The Trustee shall apply amounts held in the Debt Service Reserve Fund as follows:

            (a) The Trustee shall determine the value of the investments and funds on deposit in the Debt Service Reserve Fund as of each March 31, June 30, September 30 and December 31, commencing December 31, 1991, and on such other dates as the Borrower shall request upon reasonable written notice. Not later than 21 days following each such valuation, the Trustee shall report to the Borrower the difference, if any, between (i) the value of the investments and funds on deposit in the Debt Service Reserve Fund as of such valuation date and (ii) the Required Debt Service Reserve Amount. If such difference is positive, then on or before the applicable 21st day, the Trustee shall withdraw an amount equal to such difference from the Debt Service Reserve Fund and deposit the same, if the deposit is made on or prior to the earlier of the Estimated Completion Date and the Completion Date, into the Construction Account of the Project Fund or, if the deposit is made after such date, into the Bond Fund. If such difference is negative, the Borrower will replenish the Debt Service Reserve Fund as provided in Section, 1001E.

            (b) In the event that as of the close of business on the Business Day next preceding a Payment Date moneys held in the Bond Fund are insufficient to pay the principal of and premium, if any, and interest on the Bonds due and payable on such Payment Date, then immediately following the opening of business on such Payment Date the Trustee shall transfer from the Debt Service Reserve Fund to the Bond Fund an amount equal to the lesser of (i) the amount of such insufficiency and (ii) the amount then on deposit in the Debt Service Reserve Fund; provided that no such transfer shall be made unless all of the Revenue Fund, the Construction and Operating Costs Contingency Fund, the Equity Reserve Fund and the Supplemental Equity Fund shall have been exhausted; and provided, further, that no such transfer shall be made on or prior to the Completion Date unless-the Project Fund shall have been exhausted.

            (c) In the event that any Loan Payment required to be made under Section 1001B shall not be made on the date due (whether directly by the Borrower or pursuant to Section 501A or 502A), then on the next succeeding Business Day the Trustee shall transfer from the Debt Service Reserve Fund to the Bond Fund an amount equal to the lesser of (i) the amount of such insufficiency and (ii) the amount then on deposit in the Debt Service Reserve Fund; provided that no such transfer shall be made unless all of the Revenue Fund; the Construction and Operating Costs Contingency Fund, the Equity Reserve Fund and the Supplemental Equity Fund shall have been exhausted; and provided, further, that no such transfer shall be made on or prior to the Completion Date unless the Project Fund shall have been exhausted.

            (d) Upon any acceleration under Section 1102, the Trustee forthwith shall transfer all amounts in the Debt Service Reserve Fund to the Bond Fund to be applied as provided in Section 1105.

            (e) In the event that the Borrower shall be unable to pay from any other source amounts required to be deposited into the Rebate Fund or paid to the United States of America under Section 504, then upon written requisition therefor from the Borrower the Trustee shall transfer from the Debt Service Reserve Fund to the Rebate Fund the amount required to be deposited into the Rebate Fund or paid to the United States of America under Section 504; provided, that no such transfer shall be made unless no Default shall have occurred and be continuing (other than a Default under Section 504) and unless the Trustee shall have been furnished an opinion of Bond Counsel or a ruling of the Internal Revenue Service that such application of funds in the Debt Service Reserve Fund would not adversely affect the exclusion from gross income for federal tax purposes of the interest paid on the Bonds.

            (f) Upon receipt of written advice of Bond Counsel from time to time stating that the principal amount of the Debt Service Reserve Fund must be reduced in order to assure that the interest income on the Bonds will not become subject to federal income taxation, stating that Bond Counsel does not consider that any other means of protecting the tax-exempt status of such interest income (such as restricting yield on amounts in the Debt Service Reserve Fund, investing the same only in tax-exempt obligations or other methods) is available and specifying the amount of the reduction required, the Trustee promptly shall transfer to the Bond Fund the amount so specified.

      Section 504. REBATE FUND. The Borrower covenants that it shall take all action necessary to comply with Section 148 of the Code, including the payment when due of all amounts payable to the United States of America thereunder, and shall refrain from taking any action contrary to Section 148 of the Code. For this purpose, a Rebate Fund has been established pursuant to this Section 504, but to the extent any of the provisions of this Section 504 are inconsistent with Section 148 of the Code, the Borrower shall not be required to comply with such provisions but shall be required to comply with Section 148 of the Code.

      (a) ESTABLISHMENT. A Rebate Fund is hereby established with the Trustee. Such Fund shall be for the sole benefit of the United States of America and shall not be subject to the lien of this Agreement or to the claim of any other Person, including without limitation the Bondholders and the Issuer, and monies in such Fund shall not be commingled with moneys in any other Fund or Account established under this Agreement. The Rebate Fund is established for the purpose of compliance with Section 148(f) of the Code. The Borrower and the Issuer agree that the requirements of this
Section 504 are subject to, and shall be interpreted in accordance with,
Section 148(f) of the Code.

      (b) TRANSFERS TO REBATE FUND. Promptly following the close of each Bond Year and also upon the final maturity date of the Bonds (the "Final Computation Date"), the Trustee shall upon the direction of the Borrower as prescribed in subsections (c) and (d) hereof:

            (i) transfer to the Rebate Fund first, from the Project Fund, and second, to the extent amounts in the project Fund are insufficient, from the Bond Fund, and third, to the extent amounts in the Bond Fund are insufficient, from (in order) the Construction and

      Operating Costs Contingency Fund, the Supplemental Equity Fund and the Equity Reserve Fund, an amount (to the extent available) equal to the Excess Earnings as determined by the Borrower under subsection (c) hereof (less any amount already transferred to the Rebate Fund on account of such period from the Escrow Account of the Project Fund pursuant to Section 405) ; and

            (ii) pay to the United States of America, if then required by, and otherwise in accordance with, the provisions of subsection (d) hereof, such amounts from the Rebate Fund as the Borrower shall determine, or cause to be determined, to be due. Any amounts due in excess of amounts in the Rebate Fund shall be paid by the Borrower.

      (c)   CALCULATION OF EXCESS EARNINGS.

            (i) Promptly upon the close of each month, and also promptly after the Final Computation Date, or at such other times as may be specified by the Borrower, the Trustee shall provide the Borrower with a statement of earnings (for the period since the date of the immediately preceding statement of earnings) on all Funds or accounts with respect to the Bonds held in trust under this Agreement. The statement shall include the purchase and sales prices of all Investment Property, the dates of each investment transaction, information as to whether such transactions were made at a discount or premium, and such other information known to the Trustee as the Borrower shall reasonably require. Within 45 days after the close of each Bond Year or after such Final Computation Date, as the case may be, the Borrower shall thereupon determine or cause to be determined the amount of Excess Earnings on all Gross Proceeds of the Bonds, whether or not held hereunder invested in Investment Property as such terms are used in Section 148 of the Code.

            In general, "Excess Earnings" for any period of time means the sum of (1) the excess of --

            (A) the aggregate amount earned during such period of time on all "Nonpurpose Investments" (including gains on the disposition of such investments) in which "Gross Proceeds" of the issue are invested (other than amounts attributable to an excess described in this subsection (c) (i)
(l)), over

            (B) the amount that would have been earned during such period of time if the "Yield" on such Nonpurpose Investments (other than amounts attributable to an excess described in this subsection (c) (i) (1)) had been equal to the Yield on the issue, plus

      (2) any income during such period of time attributable to the excess described in subsection (c) (i) (1) above, less (3) any amounts previously rebated to the United States of America.

            (ii) Except as may otherwise be provided by law, Excess Earnings shall not include any earnings on obligations the interest on which is excludable from federal gross income under Section 103 of the Code. Further, Excess Earnings shall not include earnings on the Bond Fund in any year in which (a) the Bond Fund constitutes a "bona fide debt service fund" and (b) gross earnings on such fund are less than $100,000. A "bona fide debt service fund" refers to any fund, or aggregation of funds (except amounts funded or derived from original proceeds of the Bonds), whether or not held by the Trustee, to be used primarily for the purpose of achieving a proper matching of revenues and debt service on the Bonds within each Bond Year, which funds are depleted to pay such debt service at least once a year, except for a reasonable carryover (not to exceed the greater of one year's earnings on such funds or one-twelfth of annual debt service).

            (iii)

            (A) No later than 45 days after the close of each Bond Year and after the Final Computation Date the Authorized Borrower Representative shall provide a certificate to the Trustee that this subsection (c) has been fully complied with and shall provide in support of such certification a certificate of an independent certified public accountant or other professional with experience in compliance with Section 148 of the Code as to the accuracy of the Borrower's computations or such other evidence of compliance as may be approved by the Trustee in advance or a certificate of such accountant or other professional or an opinion of Bond Counsel that there were no Excess Earnings required to be deposited into the Rebate Fund.

            (B) If, at the close of any Bond Year, the amount in the Rebate Fund exceeds the amount that would be required to be paid to the United States of America under subsection (d) below if the Bonds had been paid in full, upon presentation by the Authorized Borrower Representative of a certificate to that effect in a form satisfactory to the Trustee such excess shall promptly be paid into the

      Project Fund or, if the Completion Certificate has been delivered, to the Borrower.

            (iv) The terms "Nonpurpose Investments", "Gross proceeds", "Investment Property" and "Yield" shall have the meanings prescribed by
Section 148 of the Code and shall be applied in the manner prescribed in such section.

      (d)   PAYMENT OF REBATE.

            (i) On a date no later than 60 days after the close of last day of the fifth Bond Year and each succeeding fifth Bond Year or at such other times as the Borrower may specify with the concurrence of Bond Counsel, or such other time as may be provided by law, the Trustee, at the written direction of the Authorized Borrower Representative, shall pay to the United States from amounts on deposit in the Rebate Fund at least the amount required to be paid pursuant to the provisions of Section 148(f) of the Code as calculated by or on behalf of the Borrower, provided that any amount due in excess of amounts in the Rebate Fund shall be paid by the Borrower. Within 60 days after the Final Computation Date, the Trustee, at the written direction of the Authorized Borrower Representative, shall pay to the United States of America from amounts on deposit in the Rebate Fund 100% of the entire amount then payable pursuant to this Section 148(f) of the Code as calculated by or on behalf of the Borrower, provided that any amount due in excess of amounts in the Rebate Fund shall be paid by the Borrower. Unless otherwise provided by law, each payment shall be made to the Internal Revenue Service Center, Philadelphia, Pennsylvania 19255 or any other address specified by the Internal Revenue Service, accompanied by a copy of the applicable Form 8038-T and any additional materials that may be required by law or regulation. Any officer of the Issuer is authorized to execute a Form 8038-T for this purpose, but the preparation, accuracy and completeness thereof are the sole responsibility of the Borrower.

            (ii) No earlier than 60 days, or later than 35 days, before each date on which a payment could become due under subsection (d) (i) above (a "Rebate Payment Date"), the Trustee shall notify the Borrower at its Notice Address by registered or certified mail, postage prepaid, or by telegram, of its obligation to comply with the requirements of this subsection (d).

            (iii) Not later than 15 days prior to each Rebate Payment Date, the Borrower shall deliver to the Trustee (A) a copy of the Form 8038-T filed with respect to the Bonds,

      (B) a certificate of the Authorized Borrower Representative summarizing the determination of the amount then required to be paid pursuant to the subsection (d) (i) above and including the CUSIP number, if any, for the Bond with the latest maturity for which there is a CUSIP number, (C) a certificate of an independent certified public accountant as to the accuracy of such determination or such other evidence of compliance as may be approved by the Trustee in advance, and (D) if the amount then held in the Rebate Fund is less than the amount so determined, an amount in cash in funds available on such 15th day equal to the difference. Upon receipt of such materials, the Trustee shall make the payment provided for in subsection (d) (i) above. In the event that the Trustee shall not have received all of such materials on or within five days following the date specified in the first sentence of this subsection (d) (iii), it shall pay over to the United States within the period prescribed in subsection (d)
(i) above all of the funds then held in the Rebate Fund and, if so provided by the Borrower, the Form 8038-T.

            (iv) In the event the Trustee fails to receive the materials described in subsection (d) (iii) above, the Trustee will notify the Borrower within five days at its Notice Address by registered or certified mail, postage prepaid, or by telegram, of the following requirement: The Borrower must provide to the Trustee within 90 days from the date of such notice an unqualified opinion of Bond Counsel stating that no further action by the Borrower or the Trustee 15 necessary for full compliance with
Section 148(f) of the Code or that the failure to comply was an "innocent failure" as defined in the Code, such failure has been corrected and such failure has not resulted and will not result in interest on the Bonds becoming includable for federal tax purposes in the gross income of the Bondholders. A copy of the notice and opinion referred to in the first sentence of this subsection (d) (iv) shall also be sent by the Trustee promptly by registered or certified mail, postage prepaid, or by telegram, to each Bondholder at its address as it appears on the Bond registration books.

            (v) By agreeing to give the notices referred to in this subsection (d) of this Section 504 and to make the payments referred to in this Section 504, the Trustee assumes no responsibility whatsoever for compliance by the Borrower with the requirements of Section 148(f) of the Code. The Borrower and the Issuer each expressly agrees that (notwithstanding any other provision of this Agreement) any failure of the Trustee to give any such notice, for any reason whatsoever, shall not cause the

      Trustee to be responsible for any failure of the Borrower to comply with the requirements of said Section 148(f). The Trustee shall not be responsible for making the calculations required to be made pursuant to this Section 504, nor shall it have any responsibility to review the correctness or accuracy of the calculations or for determining whether the investment directions given by the Borrower comply with Section 148(f) of the Code.

      (e) CONCLUSIVE COMPLIANCE BY TRUSTEE. The Trustee shall be deemed conclusively to have complied with the provisions of this Section if it makes payments in accordance with the certifications and directions of the Borrower provided in accordance with this Section 504. The Trustee shall not be required to take any actions in connection with certifications from the Borrower or in the absence of such certifications, except as required by subsection (h) of this Section 504.

      (f) RECORDS. The Borrower and Trustee, on behalf of the Issuer, and the Issuer, shall keep such records as will enable them to fulfill their respective responsibilities under this Section 504 and Section 148(f) of the Code. For purposes of the computation required under this Section 504, the Trustee shall make available to the Borrower and the Issuer during normal business hours all information in the Trustee's control which is necessary to such computations.

      (g) THE ISSUER. The Issuer shall not take any action, or knowingly omit to take any action within its control, which, if taken or omitted, respectively, would violate its non-arbitrage certificate delivered upon the initial issuance of the Bonds or any amendment thereof or supplement thereto.

      (h)   ADDITIONAL DOCUMENTATION. Notwithstanding anything in this
Section 504 to the contrary, and in furtherance of the purposes of the last sentence of Section 504(a), the Trustee, at the written direction of the Borrower, will provide to the United States of America at such times and at such places as the Borrower may direct such additional materials as the Borrower may instruct the Trustee to deliver to the United States of America; PROVIDED, HOWEVER, that the Trustee need take no action under this subsection (h) unless the Borrower shall have delivered to the Trustee such materials and the address or addresses to which such materials are to be sent by the Trustee no later than 15 days prior to the date on which delivery of such materials is to be received by the United States of America.

      (i) SECTION 504 SURVIVES DEFEASANCE OF AGREEMENT. This Section 504 as amended from time to time, shall survive the defeasance of this Agreement with respect to the Bonds, and only upon (i) the retirement of the Bonds or provision for the same pursuant to Section 103, (ii) the payment of all amounts due under Section 148 of the Code with respect to such Bonds, and (iii) presentation of a certificate from the Borrower in a form satisfactory to the Trustee that the provisions of Section 148 of the Code have been satisfied shall any amounts remaining in the Rebate Fund be paid to the Borrower.

      Section 505. CONSTRUCTION AND OPERATING COSTS CONTINGENCY FUND. There is hereby established with the Trustee a Construction and operating Costs Contingency Fund to be funded with moneys of the Borrower other than proceeds of the issuance of the Bonds and to be held by the Trustee as part of the Trust Estate. On the Remarketing Date, the Borrower shall deposit with the Trustee for deposit into the Construction and Operating Costs Contingency Fund the sum of $3,500,036.31 and not later than the day following the Remarketing Date, as provided in Sections 501A(b) and (c), the Trustee shall transfer from the Costs of Remarketing Account and the Construction Account of the Project Fund for deposit into the Construction and Operating Costs Contingency Fund the total sum of $2,699,963.69. In addition, the Trustee is authorized and directed to accept from the Borrower and deposit into the Construction and Operating Costs Contingency Fund such additional amounts as the Borrower from time to time may transfer to the Trustee for such purpose. The Trustee shall apply moneys held in the Construction and operating Costs Contingency Fund as follows:

            (a) In the event that any Loan payment required to be made under Section 1001B shall not be made on the date due (whether directly by the Borrower or pursuant to Section 501A or 502A), then on the next succeeding Business Day the Trustee shall transfer from the Construction and Operating Costs Contingency Fund to the Bond Fund an amount equal to the lesser of (i) the amount of such insufficiency and (ii) the amount then on deposit in the Construction and Operating Costs Contingency Fund; provided that no such transfer shall be made unless the Revenue Fund shall have been exhausted; and provided, further, that no such transfer shall be made on or prior to the Completion Date unless the Project Fund shall have been exhausted.

            (b) In the event that as of 1:00 p.m. Eastern time on the Business Day next preceding a Payment Date moneys held in the Bond Fund are insufficient to pay the principal of and premium, if any, and interest on the Bonds due and payable on such Payment Date, the Trustee shall transfer from the Construction and Operating Costs Contingency Fund to the Bond Fund an amount equal to the lesser of (i) the amount of such insufficiency and
(ii) the amount then on deposit in the Construction and Operating Costs Contingency Fund; provided that no such transfer shall be made unless the Revenue Fund shall have been exhausted; and provided, further, that no such transfer shall be made on or prior to the Completion Date unless the Project Fund shall have been exhausted.

            (c) Upon any acceleration under Section 1102, the Trustee forthwith shall transfer all amounts in the Construction and Operating Costs Contingency Fund to the Bond Fund to be applied as provided in
Section 1105.

            (d) So long as no Default shall have occurred and be continuing, the Trustee shall disburse funds in the Construction and Operating Costs Contingency Fund to the Borrower for the purpose of paying issuance costs in excess of those paid from the Costs of Remarketing Account, for the purpose of paying costs of the acquisition, construction, equipping and furnishing of the Project incurred prior to the Completion Date or for the purpose of paying operating costs of the Project, all as provided in and subject to the terms of the Disbursement Agreement; provided, that no amount shall be disbursed from the construction and Operating Costs Contingency Fund for any such purpose if the sum of (i) the amount remaining in such Fund plus (ii) the aggregate amount theretofore transferred from such Fund as provided in subsections (a) and (b) above shall be less than $1,500,000 after giving effect to such disbursement, except as otherwise agreed in writing by the Credit Enhancer in its sole discretion.

      The Borrower shall ensure that all amounts held in the Construction and Operating Costs Contingency Fund shall be invested to produce a Yield not higher than the Yield on the Bonds unless the Trustee is provided with an opinion of Bond Counsel or a ruling of the Internal Revenue Service that investment of such amounts without such restriction will not adversely affect the exclusion from gross income for federal income tax purposes of the interest paid on the Bonds. The Trustee shall furnish to the Issuer and the Borrower a report as of March 31, June 30, September 30 and December 31 of each year detailing the receipts, disbursements and ending balance in the Construction and Operating Costs Contingency Fund for the six-month period ending on such date, such report to be delivered not later than 30 days following each such date.

      Section 505A. EQUITY RESERVE FUND. There is hereby established with the Trustee an Equity Reserve Fund to be held by the Trustee as part of the Trust Estate. On the Remarketing Date, the Borrower shall pay to the Trustee for deposit into the Equity Reserve Fund the sum of $300,000. Thereafter, the Borrower shall pay to the Trustee for deposit into the Equity Reserve Fund the amounts provided in Section 3.2 of the Credit

Enhancement Agreement and in Section 1001F hereof. In addition, the Trustee is authorized and directed to accept from the Borrower and deposit into the Equity Reserve Fund such additional amounts as the Borrower from time to time may transfer to the Trustee for such purpose. The Trustee shall apply moneys held in the Equity Reserve Fund as follows:

            (a) In the event that any Loan payment required to be made under Section 1001B shall not be made on the date due (whether directly by the Borrower or pursuant to Section 501A or 502A), then on the next succeeding Business Day the Trustee shall transfer from the Equity Reserve Fund an amount equal to the lesser of (i) the amount of such insufficiency and (ii) the amount then on deposit in the Equity Reserve Fund; provided that no such transfer shall be made unless the Revenue Fund, the Construction and operating Costs Contingency Fund and the Supplemental Equity Fund shall have been exhausted; and provided, further, that no such transfer shall be made on or prior to the Completion Date unless the Project Fund shall have been exhausted.

            (b) In the event that as of 1:00 p.m. Eastern time on the Business Day next preceding a Payment Date moneys held in the Bond Fund are insufficient to pay the principal of and premium, if any, and interest on the Bonds due and payable on such Payment Date, the Trustee shall transfer from the Equity Reserve Fund to the Bond Fund an amount equal to the lesser of (i) the amount of such insufficiency and (ii) the amount then on deposit in the Equity Reserve Fund; provided that no such transfer shall be made unless the Revenue Fund, the Construction and Operating Costs Contingency Fund and the Supplemental Equity Fund shall have been exhausted; and provided, further, that no such transfer shall be made on or prior to the Completion Date unless the Project Fund shall have been exhausted.

            (c) Upon any acceleration under Section 1102, the Trustee forthwith shall transfer all amounts in the Equity Reserve Fund to be applied as provided in Section 1105.

      The Borrower shall ensure that all amounts held in the Equity Reserve Fund shall be invested to produce a Yield not higher than the Yield on the Bonds unless the Trustee is provided with an opinion of Bond Counsel or a ruling of the Internal Revenue Service that investment of such amounts without such restriction will not adversely affect the exclusion from gross income for federal income tax purposes of the interest paid on the Bonds. The Trustee shall furnish to the Issuer and the Borrower a report as of March 31, June 30, September 30 and December 31 of each year detailing the receipts, disbursements and ending balance in the Equity Reserve Fund for the six-month period ending on such date, such report to be delivered not later than 21 days following each such date.

      Section 505B. CREDIT ENHANCEMENT ACCOUNT. Under Section 4 of the Credit Enhancement Agreement, the Credit Enhancer has established a Credit Enhancement Account with the Trustee to fund advances committed to be made to pay debt service on the Bonds as provided in Section 2 of the Credit Enhancement Agreement. The Credit Enhancement Account shall be administered as provided in the Credit Enhancement Agreement. The Trustee shall apply amounts held in the Credit Enhancement Account as follows:

            (a) Investment earnings on the Credit Enhancement Account and amounts equivalent to reductions in the Credit Enhancement Account shall be paid to the Credit Enhancer as provided in Section 4 of the Credit Enhancement Agreement free of any lien hereunder or thereunder.

            (b) In the event that any Loan payment required to be made under Section 1001B shall not be made on the date due (whether directly by the Borrower or pursuant to section 501A or 502A), then on the next succeeding Business Day the Trustee shall transfer from the Credit Enhancement Account to the Bond Fund an amount equal to the least of (i) the amount of such insufficiency, (ii) the Maximum Amount of Credit (as defined in the Credit Enhancement Agreement) then in effect, and (iii) the amount then on deposit in the Credit Enhancement Account; provided that no such transfer shall be made unless all of the Revenue Fund, the Construction and Operating Costs Contingency Fund, the Supplemental Equity Fund, the Equity Reserve Fund and the Debt Service Reserve Fund shall have been exhausted; and provided, further, that no such transfer shall be made on or prior to the Completion Date unless the Project Fund shall have been exhausted.

            (c) In the event that as of 1:00 p.m. Eastern time on the Business Day next preceding a Payment Date moneys held in the Bond Fund are insufficient to pay the principal of - and premium, if any, and interest on the Bonds due and payable on such Payment Date, the Trustee shall transfer from the Credit Enhancement Account to the Bond Fund an amount equal to the least of (i) the amount of such insufficiency, (ii) the Maximum Amount of Credit (as defined in the Credit Enhancement Agreement) then in effect, and
(iii) the amount then on deposit in the Credit Enhancement Account; provided that no such transfer shall be made unless all of the Revenue Fund, the Construction and Operating Costs Contingency Fund, the Supplemental Equity Fund, the Equity Reserve Fund and the Debt Service

      Reserve Fund shall have been exhausted; and provided, further, that no such transfer shall be made on or prior to the Completion Date unless the Project Fund shall have been exhausted.

            (d) Upon any acceleration under Section 1102, the Trustee forthwith shall transfer all amounts in the Credit Enhancement Account to be applied as provided in Section 1105.

      Each transfer for the Credit Enhancement Account pursuant to subsection (b), (c) or (d) above shall constitute an advance to the Borrower within the meaning of Sections 2 and 3 of the Credit Enhancement Agreement.

      Section 505C. CREDIT ENHANCEMENT REDUCTION AND TERMINATION.

            (a) In the event that the Maximum Amount of Credit shall be reduced to $500,000 as provided in Section 2.5(b) of the Credit Enhancement Agreement, then on such date the lien of this Agreement upon the funds and investments deposited to the account of the Construction and Operating Costs Contingency Fund and the Equity Reserve Fund shall be terminated, whereupon (i) all funds and investments in the Equity Reserve Fund shall be transferred to the Credit Enhancer and (ii) the funds and investments in the Construction and Operating Costs Contingency Fund shall be applied first to the payment of all obligations of the Borrower owing to the Credit Enhancer and the Trustee under the Credit Enhancement Agreement and the remainder, if any, shall be paid to the Borrower.

            (b) In addition, upon the occurrence of the Credit Enhancement Termination Date, the lien of this Agreement and of the Credit Enhancement Agreement upon the funds and investments deposited to the account of the Construction and Operating Costs Contingency Fund and the Equity Reserve Fund (if not previously terminated) and to the account of the Supplemental Equity Fund and the Credit Enhancement Account shall be terminated. Thereupon, (a) all funds and investments in the Credit Enhancement Account shall be transferred to the Credit Enhancer, (b) all funds and investments in the Equity Reserve Fund, if any, shall be applied as provided in Section 3.2 of the Credit Enhancement Agreement and (c) the funds and investments in the Construction and Operating Costs Contingency Fund, if any, and in the Supplemental Equity Fund shall be applied first to the payment of all obligations of the Borrower owing to the Credit Enhancer and the Trustee under the

      Credit Enhancement Agreement and the remainder, if any, shall be paid to the Borrower.

      Section 505D. SUPPLEMENTAL EQUITY FUND. There is hereby established with the Trustee a Supplemental Equity Fund to be held by the Trustee as part of the Trust Estate. The Borrower shall pay to the Trustee for deposit into the Supplemental Equity Fund the amounts provided in Section 6.5 of the Credit Enhancement Agreement, and funds may be deposited therein as provided in Section 502A(i) hereof. In addition, the Trustee is authorized and directed to accept from the Borrower and deposit into the Supplemental Equity Fund such additional amounts as the Borrower from time to time may transfer to the Trustee for such purpose. The Trustee shall apply moneys held in the Supplemental Equity Fund as follows:

            (a) In the event that any Loan payment required to be made under Section 1001B shall not be made on the date due (whether directly by the Borrower or pursuant to Section 501A or 502A), then on the next succeeding Business Day the Trustee shall transfer from the Supplemental Equity Fund an amount equal to the lesser of (i) the amount of such insufficiency and (ii) the amount then on deposit in the Supplemental Equity Fund; provided that no such transfer shall be made unless the Revenue Fund and the Construction and operating Costs Contingency Fund shall have been exhausted; and provided, further, that no such transfer shall be made on or prior to the Completion Date unless the Project Fund shall been exhausted.

            (b) In the event that as of 1:00 p.m. Eastern time on the Business Day next preceding a Payment Date moneys held in the Bond Fund are insufficient to pay the principal of and premium, if any, and interest on the Bonds due and payable on such Payment Date, the Trustee shall transfer from the Supplemental Equity Fund to the Bond Fund an amount equal to the lesser of (i) the amount of such insufficiency and (ii) the amount then on deposit in the Supplemental Equity Fund; provided that no such transfer shall be made unless the Revenue Fund and the Construction and Operating Costs Contingency Fund shall have been exhausted; and provided, further, that no such transfer shall be made on or prior to the Completion Date unless the Project Fund shall have been exhausted.

            (c) Upon any acceleration under Section 1102, the Trustee forthwith shall transfer all amounts in the Supplemental Equity Fund to be applied as provided in Section 1105.

            (d) Commencing with the first such date following the reduction of the Maximum Amount of Credit to $500,000 pursuant to Section 2.5(b) of the Credit Enhancement Agreement, the Trustee shall determine the value of the investments and funds on deposit in the Supplemental Equity Fund as of each March 31, June 30, September 30 and December 31. Not later than 21 days following each such valuation, the Trustee shall report to the Borrower the difference, if any, between (i) the value of the investments and funds on deposit in the Supplemental Equity Fund as of such valuation date and (ii) $500,000. If such difference is positive, then on or before the applicable 21st day, the Trustee shall withdraw an amount equal to such difference from the Supplemental Equity Fund and deposit the same into the Bond Fund. If such difference is negative, the Borrower will replenish the Supplemental Equity Fund not later than 180 days after the date of withdrawal.

            (e) Prior to the date on which the requirements for reducing the Maximum Amount of Credit to $500,000 under Section 2.5(b) of the Credit Enhancement Agreement shall have been met (excluding the condition that $500,000 shall be on deposit in the Supplemental Equity Fund), funds on deposit in the Supplemental Equity Fund may be used at the direction of the Borrower to pay operating costs of the Project or Rent.

      The Borrower shall ensure that all amounts held in the Supplemental Equity Fund shall be invested to produce a Yield not higher than the Yield on the Bonds unless the Trustee is provided with an opinion of Bond Counsel or a ruling of the Internal Revenue Service that investment of such amounts without such restriction will not adversely affect the exclusion from gross income for federal income tax purposes of the interest paid on the Bonds. The Trustee shall furnish to the Issuer and the Borrower a report as of June 30 and December 31 of each year detailing the receipts, disbursements and ending balance in the Supplemental Equity Fund for the six-month period ending on such date, such report to be delivered not later than 21 days following each such date.

      Section 506. INVESTMENT OF MONEYS IN FUNDS. The Trustee shall invest moneys in the Project Fund, the Bond Fund, the Revenue Fund, the Debt Service Reserve Fund, the Construction and Operating Costs Contingency Fund, the Equity Reserve Fund, the Supplemental Equity Fund and the Rebate Fund in any Qualified Investments and shall sell or liquidate any such investment, in each case upon the written direction of an Authorized Borrower Representative, subject in each case to the restrictions on investments set forth in this Section 506 and in other provisions of this Agreement. The Trustee shall have no responsibility for any losses resulting from such investment or liquidations, nor shall the Trustee be responsible if any payment is prohibited under Section 148 of the Code, provided that the Trustee shall have complied with any investment instructions delivered to it by Bond Counsel. Moneys in the Bond Fund and the Debt Service reserve Fund shall be invested by the Trustee only in United States Obligations and investments described in clause (ix) or (x) of the definition of Qualified Investments and in Qualified Repurchase Agreements with respect to United States Obligations or, in the case of the Debt Service Reserve Fund, with respect to investments described in clause
(x) or (xi) of such definition, the maturities or redemption dates of all of which shall coincide as nearly as practicable with, but not be later than, the time or times at which said moneys will be required for the purposes of this Agreement; and the investments in the Debt Service Reserve Fund at no time shall have a weighted average life to maturity of more than five years. Any investments pursuant to this Section 506 may be purchased from the Trustee. The Trustee is authorized to sell or otherwise converted into cash investments credited to any Fund or Account created under this Agreement at the times and in the amounts necessary to meet payments when due from such Fund or Account and shall include all proceeds from such investments. No order of the Borrower shall restrict such authorization, and the Trustee shall not be liable for any loss occurring from any such sale or conversion to cash. Each Fund and Account shall include all investments made from moneys credited to such Fund or Account and shall include all proceeds from such investments. For purposes of this Agreement (other than Section 507), such investments in the Debt Service Reserve Fund shall be valued at amortized cost, and such investments in any other Fund shall be valued at market value.

      Section 507. MAXIMUM INVESTMENTS IN NONPURPOSE OBLIGATIONS. The Borrower agrees, except as otherwise provided in Section 148(d) (3) of the Code,

                  (i) at no time during any Bond Year shall the aggregate amount of Gross Proceeds (within the meaning of Section 148(f) of the Code) of the Bonds invested in Nonpurpose Investments (excluding, in accordance with Section 148(d) (3) of the Code, Gross Proceeds invested during certain temporary periods) with a Yield higher than the Yield on the Bonds exceed 150% of the debt service on the Bonds for such Bond Year, and

                  (ii) such aggregate amount of Gross Proceeds so invested shall be promptly and appropriately reduced as the amount of outstanding Bonds is reduced.

The requirements of this Section 507 are subject to and shall be interpreted in accordance with Section 148(d) (3) of the Code.

      Section 508. AVOIDANCE OF ARBITRAGE. Each of the Issuer and the Borrower agrees to restrict the use of Bond proceeds in such manner and to such extent as necessary to assure that the Bonds will not constitute arbitrage bonds under Section 148 of the Code. Any officer of the Issuer (including its Chairman, Vice Chairman, Executive Director and Secretary-Treasurer) having responsibility with respect to the issuance of the Bonds is authorized and directed, alone or in conjunction with any other officer, employee or consultant of the Issuer or the Borrower, to give inappropriate certificate on behalf of the Issuer, for inclusion in the transcript of proceedings for the Bonds, setting for the facts, estimates and circumstances and reasonable expectations pertaining to Section 148 of the Code.

      Section 509. AUTHORIZED APPLICATION OF FUNDS; MONEYS TO BE HELD IN TRUST. The Trustee is authorized to apply each Fund as provided in this Agreement. All moneys deposited with the Trustee hereunder shall be held by the Trustee in trust but need not be segregated from other funds except as required by law or by this Agreement.

      Section 510. NONPRESENTMENT OF BONDS. From and after any Payment Date, if moneys sufficient to pay principal of, premium, if any, and interest on any Bond then due have been deposited with the Trustee and irrevocably committed thereto, all liability of the Issuer and the Borrower for the payment of such amount shall forthwith cease in accordance with
Section 103. The Trustee shall hold such funds, without liability for interest thereon, for the benefit of the registered owner of such Bond, who shall thereafter be restricted exclusively to such funds for any claim with respect to such amount. Unless otherwise required by law, any such funds which remain unclaimed for three years after such due date shall be paid to the Borrower without any interest thereon against written receipt therefor executed on behalf of the Borrower, and neither the Issuer nor the Trustee shall have any further responsibility with respect to such moneys.

      Section 511. BONDS ARE NOT GENERAL OBLIGATIONS. The Bonds do not now and shall never constitute a general obligation or debt or pledge of the faith and credit of the Issuer, nor a debt or pledge of the faith and credit of the Commonwealth or any political subdivision or municipality thereof, and each covenant and undertaking by the Issuer herein, in the Bonds and in any other Basic Agreement to make payments is not a general obligation of the Issuer or a debt or a pledge of the faith and credit of the Commonwealth or any political subdivision or municipality thereof. The principal of and premium, if any, and interest on the Bonds is a limited obligation payable solely from the revenues, Funds and Accounts specifically pledged hereunder and the Credit Enhancement Account pledged under the Credit Enhancement Agreement.
Nothing herein shall be construed as requiring the Issuer to use any funds or revenues from any source other than as described herein.

                          PART III:  THE PROJECT

Article 6 - Completion of the Project

      Section 601.      BORROWER'S OBLIGATIONS TO COMPLETE PROJECT ETC.
The Borrower shall use its best efforts to cause the Project to be completed as promptly as feasible and shall at its expense do or cause to be done all things necessary or proper for such completion in material compliance with applicable law and regulations. The Borrower shall make no material changes in the Project as described in the Authorization.

      Section 602. COMPLETION CERTIFICATE. Promptly following the completion of the acquisition, construction, equipping and furnishing of the Project the Borrower shall evidence such completion by furnishing to the Trustee a Completion Certificate signed by the Authorized Borrower Representative (i) stating that the Project has been completed substantially in accordance with the Authorization and the Plans and all costs then due and payable in connection therewith have been paid, and that completion has been accomplished in such a manner as to conform with all applicable zoning, planning, building, environmental and other regulations of all governmental authorities having jurisdiction, as the same may be amended by variance, except for such noncompliances which, singly or in the aggregate, could not have a material adverse effect on the Project or its operations, (ii) specifying the Completion Date, and (iii) stating that it is given without prejudice to any rights against third parties which then exist or may subsequentially come into being.

Article 7 - Operation of the Project

      Section 701. COMPLIANCE WITH AUTHORIZATION. The Project is and at all times while the Bonds are outstanding will be acquired, constructed, equipped, furnished and operated substantially as described in the Authorization, and the average maturity of the Bonds will not exceed 120% of the average economic life of the Project.

      Section 702. INSURANCE PROCEEDS. In the event of any casualty causing damage to the Project there shall be no abatement or reduction in the payments required to be made by the Borrower under this Agreement or any other Basic Agreement.

      In the event of such a casualty, the Trustee agrees to act as "Insurance Trustee" (as defined in Section 9.2 of the Ground Lease) and to hold in a separate account and disburse insurance proceeds and other funds provided for the repair, restoration or replacement of the damaged property as provided in Section 9.2 of the Ground Lease and Paragraph 7 of the Leasehold Mortgage, and the Borrower shall repair, restore or replace the damaged property. Any insurance proceeds remaining after payment of all costs of such repair, restoration or replacement shall, so long as no Default under this Agreement, the Leasehold Mortgage or any other Basic Agreement shall have occurred and be continuing, be paid to the Borrower, subject,however, to any contrary requirements of the Leasehold Mortgage, the Ground Lease or any instrument securing the obligations of the Borrower under the Credit Enhancement Agreement. In the event that any portion the insurance proceeds remaining after such repair, restoration or replacement is required under Paragraph 7B(i) of the Leasehold Mortgage to be applied to redeem Bonds, then such portion shall be deposited into the Bond Fund and applied to redeem Bonds as provided in Sections 401(c) (ii) and 502(e).

      Notwithstanding the foregoing, if on account of any casualty causing damage to the Project the Ground Lease shall be terminated as provided therein and as referred to in Paragraph 7B(ii) of the Leasehold Mortgage, then the Borrower shall not be obligated to repair, restore or replace the Project and all proceeds of insurance (after payment of any costs of collection) shall be applied as follows: first, to the costs of removing any remaining improvements and grading the leased premises in accordance with Section 9.2 of the Ground Lease; second, any portion of the insurance proceeds remaining shall be deposited into the Bond Fund and applied to redeem Bonds as provided in Sections 401(c) (ii) and 502(e); and third the balance of the insurance proceeds, if any, shall be applied in the priorities specified in Paragraphs 7B(ii) (c) through (e) of the Leasehold Mortgage.

      Section 703. EMINENT DOMAIN PROCEEDS. Should the Project, or any part thereof or interest therein, be taken or damaged by reason of any public improvement or condemnation proceeding, or in any other similar manner (a "Taking"), there shall be no abatement or reduction in the payments required to be made by the Borrower under this Agreement or any other Basic Agreement.

      In the event of any such Taking, to the extent the Borrower is required to repair, restore or replace the Project in accordance with the Ground Lease and the Leasehold Mortgage, the proceeds of the Taking and any additional funds provided shall be held in a separate account by the Trustee and disbursed in the manner provided in Paragraphs 7B(i) and 13(b) of the Leasehold Mortgage, and the Borrower shall repair, restore or replace the

Project. Any balance of the proceeds of such Taking remaining after payment of all costs of such repair, restoration or replacement that are distributable to the Issuer as ground lessor under Section 10.2 of the Ground Lease shall be paid to the Issuer in its capacity as ground lessor. the portion of such balance distributable to the Borrower under Section
10.2 of the Ground Lease shall be (i) paid to the Borrower if so provided under Paragraph 13(b) of the Leasehold Mortgage and if no Default has occurred and is continuing or (ii) otherwise, deposited into the Bond Fund and applied to redeem Bonds as provided in Sections 401(c) (ii) and 502(e).

      Notwithstanding the foregoing, if on account of any Taking the Ground Lease shall be terminated as provided therein and as referred to in Paragraph 13(a) or (c) of the Leasehold Mortgage, then the Borrower shall not be obligated to restore the Project and the proceeds of the Taking shall be applied as follows: first, to the costs of removing any improvements and grading the leased premises to the extent provided in
Section 10.2 of the Ground Lease; second, any portion of such proceeds remaining shall be deposited in the Bond Fund and applied to redeem Bonds as provided in Sections 401(c) (i) and 502(e); and third, the balance of the Taking proceeds, if any, shall be applied in the priorities specified in Paragraphs 13(a) (ii) through (iv) of the Leasehold Mortgage.

                  PART IV: REPRESENTATIONS AND AGREEMENTS
                          OF ISSUER AND BORROWER

Article 8 - Representations and Agreements of Issuer

      Section 801. DUE ORGANIZATION AND AUTHORIZATION OF BONDS. The Issuer represents and warrants as follows:

                  (a) It is a body politic and corporate and a public instrumentality of the Commonwealth validly existing under the Enabling Act, with the power under and pursuant to the Enabling Act, to execute and deliver the Remarketing Agreement and this Agreement, to perform its obligations under each thereof and to issue and sell the Bonds pursuant thereto.

                  (b) It has taken all necessary action and has complied with all provisions of the Enabling Act, required to make this Agreement, the Remarketing Agreement and the Bonds the valid obligations of the Issuer which they purport to be; and, when executed and delivered by the parties thereto, this Agreement and the Remarketing Agreement will constitute valid and binding agreements of the Issuer and be enforceable in accordance with their respective terms, except as enforceability may be subject to the exercise of judicial discretion in accordance with general equitable principles and to applicable bankruptcy, insolvency, reorganization, moratorium and other laws for the relief of debtors heretofore or hereafter enacted to the extent that the same may be constitutionally applied.

                  (c) When delivered to and paid for by the purchasers thereof in accordance with the terms of the Remarketing Agreement and this Agreement, the Bonds will constitute valid and binding LIMITED obligation of the Issuer enforceable in accordance with their terms, except as enforceability may be subject to the exercise of judicial discretion in accordance with general equitable principles and to applicable bankruptcy, insolvency, reorganization, moratorium and other laws for the relief of debtors heretofore or hereafter enacted to the extent that the same may be constitutionally applied, and will be entitled to the benefits of this Agreement.

                  (d) The Issuer makes no representation or warranty that interest on the Bonds is or will continue to be excludable from gross income for federal or state income tax purposes.

      Section 802. PAYMENT OF BONDS; TRUSTEE'S RIGHTS WITH RESPECT TO THE LOAN; COOPERATION WITH TRUSTEE. The Issuer agrees that it will promptly pay or cause to be paid the principal of, premium, if any, and interest on all Bonds as herein provided. The Issuer agrees that the Trustee may enforce all rights of the Issuer (except those rights not assigned under this Agreement) and all obligations of the Borrower with respect to the Loan for and on behalf of the Bondholders, whether or not the Issuer is in default hereunder. The Issuer agrees that, except as provided herein, it will not mortgage, encumber or alienate any part of the Pledged Receipts. All agreements of the Issuer in this Section 802 and elsewhere in this agreement and in the Remarketing Agreement and the Bonds are subject to the limitation described in Section 511.

      Section 803. RIGHTS OF ISSUER AS GROUND LESSOR AND AIRPORT OPERATION; RELATIONSHIP TO GROUND LEASE. It is understood and agreed that the Issuer's execution and delivery of this Agreement and issuance of the Bonds and the terms and provisions of this Agreement, the Official Statement and any preliminary version thereof and each other Basic Agreement are without prejudice to and shall not derogate in any way from any of the rights of the Issuer as ground lessor under the Ground Lease, as operator of Boston-Logan International Airport or as Credit Enhancer under the Credit Enhancement Agreement. Notwithstanding any provision thereof to the contrary, the Issuer by executing this Agreement, the Official Statement or any preliminary version thereof or any other Basic Agreement is under no obligation, express or implied, to exercise or to refrain from exercising any right, remedy or responsibility it may have now or hereafter under the Ground Lease, as operator of Boston-Logan International Airport or as Credit Enhancer under he Credit Enhancement Agreement, regardless of the effect of such exercise or non-exercise upon the rights and interests of the Trustee and the Bondholders under the Basic Agreements.

      It is further understood and agreed that the provisions of this Agreement and each other Basic Agreement are not intended in any manner to modify any of the rights and obligations of the parties under the Ground Lease, except that solely for the purpose of the Tax Statement and the Disbursement Agreement the date by which the Borrower must complete the acquisition, construction, equipping and furnishing of the Project shall be the day preceding the third anniversary of the Closing Date rather than the date for completion provided in Section 2.6 of the Ground Lease. In all other respects in the event of any conflict between any provision of this Agreement or any other Basic Agreement, on the other hand, and any provision of the Ground Lease, on the other hand, the provision of the Ground Lease shall be controlling.

Article 9 - Representations of the Borrower

      The Borrower hereby represents and warrants to the Issuer and the Trustee and, as to Section 905, covenants, as follows:

      Section 901. EXISTENCE. It is a limited partnership validly existing under the laws of the Commonwealth and has full power and authority to execute, deliver and perform its obligations under this Agreement, the Remarketing Agreement and all other Basic Agreements to which it is a party.

      Section 902. VALID OBLIGATIONS. It has taken all necessary action and has complied with all provisions of federal, state and local law, required to make this Agreement, the Contract of Purchase, the Disbursement Agreement, the Remarketing Agreement and the Borrower Security Instruments the valid obligations of the Borrower which they purport to be; and, when executed and delivered by the general partner of the Borrower, this Agreement, the Contract of Purchase, the Disbursement Agreement, the Remarketing Agreement and the Borrower Security Instruments will constitute valid and binding agreements of the Borrower and be enforceable in accordance with their respective terms, except as enforceability may be subject to the exercise of judicial discretion in accordance with general equitable principles and to applicable bankruptcy, insolvency, reorganization, moratorium and other laws for the relief of debtors heretofore or hereafter enacted to the extent that the same may be constitutionally applied.

      Section 903. LEGAL PROCEEDINGS. There is no action, suit, proceeding or investigation at law or in equity before or by any court or public board or body pending or, to the knowledge of the Borrower, threatened against it, wherein an unfavorable decision, ruling or finding would in any material respect adversely affect the business, assets or condition (financial or otherwise) of the Borrower or the transactions contemplated by the Basic Agreements to which the Borrower is a party, or which in any way would adversely affect the validity of any of the Basic Agreements to which the Borrower is a party.

      Section 904. COMPLIANCE WITH LAW; CONSENTS, ETC. The Borrower is not in violation in any material respect of any term or provision of any mortgage, lease, agreement or other instrument which is material to its business or assets, or of any judgement, decree, governmental order, statute, rule or regulation by which it is bound or to which it or any of its assets is subject. The execution and delivery by the Borrower of the Basic Agreements to which it is a party will not violate or constitute a default of any term or provision of any mortgage, lease, agreement or other instrument, or of any judgment, decree, governmental order, statute, rule or regulation by which the Borrower is bound or to which any of its assets is subject. No approval by, authorization of, or filing with any federal, state or municipal or other governmental commission, board or other governmental authority is necessary in connection with the execution and delivery by the Borrower of any of the Basic Agreements, except for necessary approvals under the Code and the Enabling Act, each of which has been, or by the time of delivery of the Bonds will have been, obtained.

      Section 905. TAX MATTERS. The Borrower will comply fully with its representations, warranties and covenants set forth and contained in the Tax Statement.

Article 10 - Certain Agreements of Borrower

      The Borrower agrees as follows:

      Section 1001.     LOAN PAYMENTS, ETC.

      A. LOAN PAYMENTS BEFORE BOND PAYMENT DATES. The Borrower agrees to pay by 12:00 noon, Eastern time, on the Business Day next preceding each Payment Date, as a Loan payment to the Trustee for deposit into the Bond Fund a sum in immediately available funds equal to all payments of principal of and premium, if any, and interest on the Bonds due on such Payment Date less amounts in immediately available funds already on deposit in the Bond Fund and available for such purpose. In any event the Loan payments payable under this Section 1001A shall be sufficient to pay the total principal of and premium, if any, and interest on the Bonds as and when due. If at any time when said payments on the Bonds are due the balance in the Bond Fund available for such purpose is insufficient to make such payments, the Borrower will forthwith pay to the Trustee any such deficiency. Subject to such obligation, the Borrower shall not be required to make any Loan payment to the extent its application would result in an excess in the Bond Fund over the amounts necessary to meet obligations then due and payable from the Bond Fund plus, if applicable, any additional amounts then required to be maintained in the Bond Fund.

      B.    MONTHLY LOAN PAYMENTS.  In addition to the payments required by
Section 1001A, the Borrower shall pay to the Trustee for deposit into the Bond Fund on each date specified below, commencing on the first date specified below that is not less than 30 days following Estimated Completion Date (or, if the Borrower shall have given notice of an anticipated completion Date earlier than the Estimated Completion Date as provided in Section 501A(a), on the first date specified below that is not less than 30 days following such new anticipated Completion Date, the amount specified below next to such date:

           DATE                             AMOUNT

April 1 in each year          The amount, if any, by which the sum of (a)
one-sixth of the amount due and payable on the next succeeding Interest Payment Date in respect of interest on the Bonds (which amount is hereinafter referred to as the "Semiannual Interest Obligation") plus (b) one-twelfth of the amount, if any, due and payable on the next succeeding September 1 in respect of the mandatory scheduled redemption requirements imposed by Section 401(c) (iii) with respect to the Bonds (which amount is hereinafter referred to as the "Annual Scheduled Redemption Obligation") exceeds the amount then on deposit in the Bond Fund and available for the next succeeding payments of principal of and interest on the Bonds (the "Bond Fund Balance")

May 1 in each year            The amount, if any, by which the
                              sum of (a) one-third of the Semiannual
Interest Obligation plus (b) one-sixth of the Annual Scheduled Redemption Obligation exceeds the Bond Fund Balance

June 1 in each year           The amount, if any, by which the sum of (a)
one-half of the Semiannual Interest Obligation plus (b) one-quarter of the Annual Scheduled Redemption Obligation exceeds the Bond Fund Balance

July 1 in each year           The amount, if any, by which the sum of (a)
two-thirds of the Semiannual Interest Obligation plus (b) one-third of the Annual Scheduled Redemption Obligation exceeds the Bond Fund Balance

August 1 in each year         The amount, if any, by which the sum of (a)
five-sixth of the Semiannual Interest Obligation plus (b) five-twelfths of the Annual Scheduled Redemption Obligation exceeds the Bond Fund Balance

September 1 in each year      The amount, if any, by which one-half of the
Annual Scheduled Redemption Obligation exceeds the Bond Fund Balance (after giving effect to any payment in respect of interest on the Bonds made on such date)

October 1 in each year        The amount, if any, by which the sum of (a)
one-sixth of the Semiannual Interest Obligation plus (b) seven-twelfths of the Annual Scheduled Redemption Obligation exceeds the Bond Fund Balance

November 1 in each year       The amount, if any, by which the sum of (a)
one-third of the Semiannual Interest Obligation plus (b) two-thirds of the Annual Scheduled Redemption Obligation exceeds the Bond Fund Balance

December 1 in each year       The amount, if any, by which the
                              sum of (a) one-half of the Semiannual
Interest Obligation plus (b) three-quarters of the Annual Scheduled Redemption Obligation exceeds the Bond Fund Balance

January 1 in each year        The amount, if any, by which the sum of (a)
two-thirds of the Semiannual Interest Obligation plus (b) five-sixths of the Annual Scheduled Redemption Obligation exceeds the Bond Fund Balance

February 1 in each year       The amount, if any, by which the sum of (a)
five-sixths of the Semiannual Interest Obligation plus (b) eleven-twelfths of the Annual Scheduled Redemption Obligation exceeds the Bond Fund Balance

Such payments shall be held in the Bond Fund and shall be applied to the payment of the Bonds.

      C.    [Reserved].

      D. ADDITIONAL PAYMENTS. The Borrower agrees to pay within 30 days after written demand therefor (by the Issuer or the Trustee, as the case may be) Additional Payments as follows:

            (i) To the Trustee, its reasonable fees and expenses as trustee, bond registrar and paying agent, including the reasonable fees and expenses of its attorneys and agents, and any other amounts due to the Trustee under this Agreement.

            (ii) To the Issuer, as reimbursement for all reasonable costs and expenses paid or incurred by the Issuer, including reasonable fees and disbursements of counsel, and for all other liabilities incurred by the Issuer, in satisfaction of any obligations of the Borrower not performed by the Borrower as required hereunder or under another Basic Agreement.

            (iii) To the Issuer, as reimbursement for or prepayment of all costs, expenses and liabilities paid or incurred or to be paid or incurred by the Issuer or any of its members, directors, officers, employees or agents, including reasonable fees and disbursements of counsel, at the request of the Borrower or as required by this Agreement, the Enabling Act, the Contract of Purchase or the Remarketing Agreement, other than any rebate payments due to the United States of America under Section 148(f) of the Code on account of moneys and investments held by the Issuer for its own account.

Any Additional Payment not paid within 30 days after written demand therefore shall bear interest from such 30th day until the payment date at the Shawmut Base Rate.

      E. DEBT SERVICE RESERVE FUND. If the amount of moneys and investments in the Debt Service Reserve Fund (measured as provided in Section 506 hereof) shall be less than the Required Debt Service Reserve Amount for any reason (including without limitation because of any transfer authorized under Section 503(b), (c) or (e) hereof), then:

            (a) Prior to the reduction of the Maximum Amount of Credit to $500,000 pursuant to Section 2.5 of the Credit Enhancement Agreement, to the extent that Cash Flow Available for Debt Service shall be available therefore, the Borrower shall pay to the Trustee for deposit in the Debt Service Reserve Fund an amount equal to the lesser of (i) the amount available for such purpose and (ii) the amount, if any, by which the Required Debt Service Reserve Amount exceeds the amount then on deposit in the Debt Service Reserve Fund; and the Trustee shall deposit the same in the Debt Service Reserve Fund.

            (b) If the Maximum Amount of Credit shall have been reduced to $500,000 pursuant to Section 2.5 of the Credit Enhancement Agreement, then on the first day of each calendar month, commencing with the second calendar month following the month in which the amount on deposit in the Debt Service Reserve Fund shall have become less that the Required Debt Service Reserve Amount, the Borrower shall pay to the Trustee for deposit into the Debt Service Reserve Fund an amount equal to the lesser of (i) one twenty-fourth of the amount so transferred from the Debt Service Reserve Fund and (ii) the amount, if any, by which the Required Debt Service Reserve Amount exceeds the amount then on deposit in the Debt Service Reserve Fund; and the Trustee shall deposit the same in the Debt Service Reserve Fund.

      F. EQUITY RESERVE FUND. In the event that any moneys shall have been withdrawn from the Equity Reserve Fund pursuant to Section 505A(a),
(b) or (c) hereof and the Credit Enhancement Termination Date shall not have occurred, then to the extent that Cash Flow Available for Debt Service shall be available therefore, the Borrower shall pay to the Trustee for deposit in the Equity Reserve Fund an amount equal to the lesser of (i) the amount available for such purpose and (ii) an amount equal to the aggregate amount theretofore withdrawn from the Equity Reserve Fund less the aggregate amount theretofore repaid under this Section 1001F.

      G. OBLIGATIONS UNCONDITIONAL. The Borrower's obligations to make the payments required by this Agreement shall be absolute and unconditional and shall not be subject to any right of recoupment or set-off. Until this Agreement has terminated and ceased to have effect, the Borrower will not
(i) suspend or discontinue any payments required by this Agreement or (ii) fail to fulfill its other agreements herein for any cause, including without limitation failure fully to acquire and install the Project, or damage to the Project, any failure of consideration or commercial frustration of purpose, any change in federal or state or other laws or administrative rulings or actions or any failure of the Issuer to fulfill any agreement, duty, liability or obligation related to this Agreement.

      Section 1002. BORROWER TO MAINTAIN ITS LEGAL EXISTENCE. The Borrower will maintain its legal existence as a Massachusetts limited partnership and will engage in no substantial business other than the development, ownership and/or operation of the Project.

      Section 1003. INDEMNIFICATION OF ISSUER AND TRUSTEE. Notwithstanding its insurance agreements in any Basic Agreement or the Remarketing Agreement, to the extent not prohibited by applicable law, the Borrower shall indemnify and save harmless the Issuer (in its capacities as issuer of the Bonds, issuer of the Official Statement and any preliminary version thereof and party to this Agreement, the Contract of Purchase and any other Basic Agreement) and the Trustee and their respective members, directors, officers, employees and agents against and from any and all liability and expenses arising from their participation in the transactions contemplated hereby, including without limitation (a) any and all claims by or on behalf of any Person arising out of (i) any condition of the Project, or (ii) acquisition, installation, construction, reconstruction, improvement, equipping, furnishing, use, occupancy, conduct of any work or anything whatsoever done or omitted to be done in or about the Project, or
(iii) any accident, injury or damage whatsoever to any person occurring in or about the Project, or (iv) any breach or default by the Borrower of any of its obligations under the Basic Agreements or the Remarketing Agreement, or (b) any act or omission of the Borrower or any of its agents, contractors, servants, employees, or licensees, or (vi) the offering, issuance, sale, remarketing or resale of the Bonds, or (vii) any action, suit, claim or proceedings instituted or threatened in connection with the transactions contemplated by this Agreement, (b) any and all losses, costs, reasonable counsel fees, expenses or liabilities incurred in connection with any such claim or any action or proceeding brought thereon and (c) any Costs of Collection; provided, however, that the Borrower shall not be required to indemnify any Person otherwise to be indemnified under this Section 1003 for any liabilities or expenses incurred by such Person to the extent caused by or resulting from the willful misconduct or gross negligence of such Person (limited, in the case of the Issuer and its members, directors, officers, employees and agents to willful misconduct or gross negligence committed in the capacities of the Issuer referred to above). In case any action or proceedings is brought against the Issuer or the Trustee or any such member, director, officer, employee or agent by reason of such claim, the Borrower, upon notice from the affected party, shall resist or defend such action or proceeding. Subject to the foregoing, the Issuer and the Trustee shall cooperate and join with the Borrower at the expense of the Borrower as may be required in connection with any action taken or defended by the Borrower.

      The Issuer and the Trustee and their respective members, directors, officers, employees and agents shall be entitled to the advice of counsel (who may also by counsel for the Borrower or any Bondholder) and shall be wholly protected as to action taken or omitted to be taken in good faith in reliance on such advice. They may rely conclusively on any communication or other document furnished to them under the Basic Agreements or the Remarketing Agreement and reasonably believed by them to be genuine. They shall not be liable for any action (i) taken by them in good faith and reasonably believed by them to be within the discretion or powers conferred upon them, or (ii) in good faith not taken by them because reasonably believed to be beyond the discretion or powers conferred upon them, or
(iii) taken by them pursuant to any direction or instruction by which they are governed by the Basic Agreements or the Remarketing Agreement, or (iv) omitted to be taken by them by reason of the lack of any direction or instruction required hereby or by any of the other Basic Agreements or the Remarketing Agreement for such action; nor shall they be responsible for the consequences of any error or judgment reasonably made by them. The Issuer and the Trustee shall in no event be liable for the application or misapplication of funds, or for other acts or defaults, by an Person, except their own members, directors, officers and employees and, as to the Trustee, others specified in Section 1201(b). When any consent or other action by them is called for by the Basic Agreements or the Remarketing Agreement, they may defer such action pending receipt of such certificates, opinions, documents or other supporting evidence as they may reasonably required. They shall not be required to take any remedial action (other than the giving of notice) unless indemnity reasonably satisfactory to them is furnished for any expense or liability to be incurred thereby. They shall be entitled to reimbursement for expenses reasonably incurred or advances reasonably made, with interest at the Shawmut Base Rate, in the exercise of their rights or the performance of their obligations hereunder, to the extent that they act without previously obtaining indemnity. No permissive right or power to act which they may have shall be construed as a requirement to act; and no delay in the exercise of a right or power shall affect the subsequent exercise of that right or power. The Issuer shall not be required to take notice of any breach or default by the Borrower under any Basic Agreement or the Remarketing Agreement, except when given notice thereof by the Trustee, nor shall it be required to monitor the financial condition of the Borrower or the physical condition of the Project. No recourse shall be had by the Borrower, the Trustee or any Bondholder for any claim based on any Basic Agreement or the Remarketing Agreement against any member, director, officer, employee or agent of the Issuer alleging personal liability on the part of such person unless such claim is based upon the willful dishonesty of or intentional violation of law by such person.

      Section 1004. ADDITIONAL REMEDIES OF BONDHOLDERS. In the event that and so long as the total of the sums on deposit in the Debt Service Reserve Fund and the Credit Enhancement Account shall be less than $8,000,000 (minus the aggregate amount of any reduction in the Maximum Amount of Credit effected under Section 2.5 of the Credit Enhancement Agreement), then at the direction of a Majority of the Bondholders the Trustee shall, if satisfactory indemnity shall have been provided to it, succeed to and exercise, as a Majority of the Bondholders shall direct, any or all of the rights of the Borrower as owner under the Hyatt Management Agreement or as ground lessee under the Ground Lease, including, but not limited to, all such rights as the Borrower may have under such agreements to direct the manager, to discharge the manager, to appoint a new manager, to make improvements to the Project, to sublease the Project and, subject to the Leasehold Mortgage and the leasehold mortgage securing the Credit Enhancer, to sell the interest of the Borrower in the Project. The Trustee shall have the benefit of, but shall subject to, the terms and condition of the Hyatt Management Agreement or the Ground Lease, as the case may be, limiting the exercise of any such rights, but shall not be deemed to have assumed any affirmative obligations thereunder.

      Section 1005. FINANCIAL REPORTS. The Borrower shall provide to the Trustee and each Beneficial Owner which holds an ownership interest of not less than $1,000,000 principal amount of Bonds and which shall have requested the same in writing complying with the terms of subsection (d) hereof, the following financial reports:

            (a) As soon as available and in any event not later than 60 days following the end of each of the first three fiscal quarters of each fiscal year of the Borrower, commencing with the quarter ending September 30, 1991, a balance sheet of the Borrower as of the last day in such fiscal quarter together with the statements of income and cash flows of the Borrower for such quarter, prepared in accordance with generally accepted accounting principles except for normal year-end adjustments.

            (b) As soon as available and in any event not later than 120 days following the end of the end of each fiscal year of the Borrower, commencing with the year ending December 31, 1991, a balance sheet of the Borrower as of the last day of such fiscal year together with the statements of income and cash flow of the Borrower for such year accompanied by the unqualified report of an independent certified public accountant to the effect that such financial statements present fairly in all material respects the financial condition and results of operations of the Borrower in accordance with generally accepted accounting principles consistently applied.

            (c) Together with each financial report delivered under subsection (b) above, (i) a certificate of the chief executive officer or chief financial officer of the general partner of the Borrower to the effect that no Default or Event of Default exists under this Agreement or under the Credit Enhancement Agreement or, if such is not the case, specifying the Default or Event of Default, the nature thereof and any steps being taken by the Borrower to remedy the same and (ii), if the Debt Service Coverage Ratio of the Borrower shall have equalled or exceeded 140% for such year, a statement to such effect accompanied by calculations thereof in detail reasonably satisfactory to the Trustee.

            (d) Such other financial and statistical information concerning the operation of the Project as such Beneficial Owner may reasonably request. In addition, at the request of such Beneficial Owner, the Borrower will make reasonably available an executive officer of its general partner to discuss the condition and operation of the Project.

            (e) Each request of a Beneficial Owner for financial reports under this Section 1005 shall be in writing addressed to the Borrower with a copy to the Trustee and shall state that such Beneficial Owner acknowledges (and the Trustee hereby acknowledges) that such reports will contain confidential information of the Borrower and agrees (and the Trustee hereby agrees) not to disclose such information prior to the time that it shall become public in another manner; provided, however, that this agreement shall be subject to the obligation, if any, of the Trustee or such Beneficial Owner under law or pursuant to subpoena or other process to make information available to governmental agencies and examiners or to others; and provided, further, that such Beneficial Owner may disclose such information (i) confidentially to its financial advisers, managers, accountants and attorneys, (ii) to prospective purchasers of at least $1,000,000 of ownership interest in the Bonds which are financial institutions and which shall have delivered in writing to the Trustee and the Borrower a written acknowledgment and agreement in the form set forth in this subsection (e) and (iii) to others with the prior written consent of the Borrower.

                        PART V:  EVENTS OF DEFAULT

Article 11 -      Default Provisions and Remedies of Trustee, Bondholders
and Issuer.

      Section 1101. EVENTS OF DEFAULT; DEFAULTS. The occurrence of any of the following events shall constitute an "Event of Default" hereunder:

            (a)   Failure to pay interest on any Bond when due and payable.

            (b) Failure to pay any principal of or premium on any Bond when due and payable, whether at stated maturity or pursuant to any redemption or purchase requirement under Section 401.

            (c) Failure by the Borrower to make any payment under Section 1001A or 1001B when due and payable; provided that no Event of Default under this subsection (c) shall occur if such nonpayment is covered by a transfer of funds from the Project Fund under Section 501A or 501B, from the Construction and Operating Costs Contingency Fund under Section 505(a) or (b), from the Equity Reserve Fund under Section 505A, from the Debt Service Reserve Fund under Section 503 or from the Credit Enhancement Account under Section 505B.

            (d) On or after the reduction of the Maximum Amount of Credit to $500,000 pursuant to Section 2.5 of the Credit Enhancement Agreement, failure by the Borrower to make any payment under Section 1001E(b) when due and payable.

            (e) Failure by the Borrower or the Issuer on or after the Credit Enhancement Termination Date to observe or perform any other covenant, condition or agreement on its part to be observed or performed in this Agreement or the

      Bonds, for a period of 30 days after written notice of such failure shall have been given to the borrower and the Issuer by the Trustee; provided, however, that if such observance or performance requires work to be done, actions to be taken or conditions to be remedied which by its or their nature cannot reasonably be done, taken or remedied, as the case may be, within such 30-day period, no Event of Default under this subsection
(e) shall be deemed to have occurred or to exist if and so long as the Issuer or the Borrower, as the case may be, shall have commenced such work, actions or remediation within such 30-day period and provided written notice thereof to the Trustee and shall diligently and continuously prosecute the same to completion.

            (f) On or after the Credit Enhancement Termination Date, the inaccuracy in any material respect when made of any representation or warranty made in writing by the Borrower or on its behalf by an Authorized Borrower Representation in or under any of the Basic Agreements in connection with the transactions contemplated hereby.

            (g) The occurrence or continuation of any Event of Default under Section 14 of the Leasehold Mortgage on or after the Credit
Enhancement Termination Date.

            (h)   The occurrence of a Bankruptcy.

            (i) Prior to the reduction of the Maximum Amount of Credit to $500,000 pursuant to Section 2.5 of the Credit Enhancement Agreement, the sum of the balance of moneys and investments (valued at the lesser of cost and market value) in the Debt Service Reserve Fund and the Credit
Enhancement Account shall be less than $4,000,000.

      The Borrower agrees to notify the Issuer and the Trustee promptly in writing of the occurrence of any known Event of Default.

      Within five days after knowledge of an Event of Default under subsection (a), (b), (c), (d), (h) or (i) above, the Trustee shall give written notice, by registered or certified mail, to the Issuer, the Borrower, all of the Bondholders and the AEW Trust, and upon notice as provided in Section 1201(d) shall give similar notice of any other Event of Default.

      Section 1102. ACCELERATION. Upon the occurrence of any Event of Default the Trustee may, and shall upon the written request of a Majority of the Bondholders declare all Bonds then outstanding to be due and payable immediately, and, upon such declaration, all principal and interest accrued thereon shall become immediately due and payable, and there shall be an automatic corresponding acceleration of the Borrower's indebtedness on the Loan; provided, however, that if there shall have occurred any Event of Default under subsection (h) of Section 1101, the principal of and premium, if any, on all Bonds then outstanding and the interest accrued thereon and all the Borrower's indebtedness on the Loan automatically shall become immediately due and payable without any action by the Trustee. Interest shall accrue on the Bonds and the Loan to the date of payment (even if after the date of acceleration).

      Section 1103. OTHER REMEDIES; RIGHTS OF BONDHOLDERS. Upon the continuance of an Event of Default, if so requested by Majority of the Bondholders, and if satisfactory indemnity has been furnished to it, the Trustee shall exercise such of the rights and powers conferred by this Agreement, the Leasehold Mortgage or any other Basic Agreement as the Trustee, being advised by counsel, shall deem most effective to enforce and protect the interests of the Bondholders.

      No remedy under this Agreement is intended to be exclusive, and to the extent permitted by law each remedy shall be cumulative and in addition to any other remedy hereunder or now or hereafter existing.

      No delay or omission to exercise any right or power shall impair such right or power or constitute a waiver of any default of Event of default or acquiescence therein; and each such right and power may be exercised as often as deemed expedient.

      No waiver by the Trustee or the Bondholders of any Default or Event of Default shall extend to any subsequent Default or Event of Default.

      Section 1104. RIGHT OF BONDHOLDERS TO DIRECT PROCEEDINGS. Anything in this Agreement to the contrary notwithstanding, a Majority of the Bondholders shall have the right at any time, by an instrument or instruments in writing executed and delivered to the Trustee, to direct the method and place of conducting all proceedings to be taken in connection with the enforcement of the terms and conditions of this Agreement, the Leasehold Mortgage or any other Basic Agreement or for the appointment of a receiver or any other proceedings hereunder or thereunder; provided that such direction shall be in accordance with applicable law and this Agreement and, if applicable, the Leasehold Mortgage or such other Basic Agreement, and provided that the Trustee shall be indemnified to its satisfaction.

      Section 1105. APPLICATION OF MONEYS. Upon the occurrence and continuance of an Event of Default, there shall be deposited in the Bond Fund all moneys and proceeds held or received by the trustee or any receiver pursuant to this Agreement or any related document or the exercise of any rights granted hereby or thereby, except amounts in the Rebate Fund, which shall be held and applied in accordance with Section 504, and all moneys in the Bond Fund (except funds for which provision has been made under Section 510) shall be applied after first paying all Costs of Collection incurred by the Trustee or any receiver (i) to the payment of any amounts due as Additional Payments under section 1001D or amounts due under Section 1003, (ii) then to the payment of interest, including interest on overdue principal, and, to the extent not prohibited by applicable law, interest on overdue interest, then due on the Bonds without regard to when such interest became due, (iii) then to the payment of principal and premium, if any, then due on the Bonds, without regard to when such principal or premium, if , any became due and
(iv) then to the payment of all obligations of the Borrower owing to the Credit Enhancer and the Trustee under the Credit Enhancement Agreement; or in such other order as may be determined by the Trustee with the written consent of all of the Bondholders and, if the Issuer is affected thereby, the written consent of the Issuer. Payments shall be made ratably, according to the amounts due respectively for interest and principal and premium, if any, among Bondholders entitled to receive the payment being made.

      Section 1106. REMEDIES VESTED IN TRUSTEE. All rights of action (including the right to file proofs of claim) under this Agreement or under any of the Bonds may be enforced by the Trustee without the possession of any of the Bonds or their production in any proceeding; and any such proceeding instituted by the Trustee shall be brought in its name, as Trustee, without the necessity of joining as plaintiffs or defendants any holders of the Bonds; and any recovery of the judgement shall be for the benefit of the holders of the Bonds, subject, however, to the provisions of this Agreement.

      Section 1107. RIGHTS AND REMEDIES OF BONDHOLDERS. No Bondholder shall have any right to institute any proceeding for the enforcement of this Agreement or any right or remedy granted hereby unless (i) an Event of Default is continuing, (ii) the Trustee is deemed to have notice or knowledge thereof or has been notified as provided in Section 1201 (d),
(iii) a Majority of the Bondholders shall have made written request to the Trustee and shall have afforded the Trustee reasonable opportunity to exercise its powers or to institute such proceeding in its own name, and have offered to the Trustee indemnity satisfactory to it, and (iv) the Trustee shall have failed or refused to exercise its power or to institute such proceeding. Such notice, request and offer of indemnity shall at the option of the Trustee be conditions precedent to the execution of the powers and trusts of this Agreement, and to any action for the enforcement of this Agreement or of any right or remedy granted hereby; it being understood and intended that the holders of the Bonds shall have no right to affect or prejudice the lien of this Agreement by their action or to enforce any right hereunder except in the manner herein provided and that proceedings shall be instituted and maintained in the manner herein provided and for the benefit of the holders of all Bonds then outstanding. Notwithstanding the foregoing, each Bondholder shall have a right of action to enforce the payment of the principal of and premium, if any, and interest on any Bond held by it at and after the maturity thereof, from the sources and in the manner expressed in such Bond.

      Section 1108. WAIVERS OF EVENTS OF DEFAULT. The Trustee shall waive (in advance or otherwise) any Event of Default and its consequences and rescind any declaration of maturity of principal upon the written request of a Majority of the Bondholders and, with respect to any right of the Issuer of the Trustee to payment or reimbursement pursuant to Section 1001D or 1003, the written consent of the Issuer or the Trustee (as the case may be), but no such waiver (except as specifically provided therein) or rescission shall extend to any subsequent or other Event of Default.

      Section 1109. INTERVENTION BY TRUSTEE. In any judicial proceeding which the Trustee believes has a substantial bearing on the interests of the Bondholders, the Trustee may intervene on behalf of the Bondholders.

      Section 1110. REMEDIES OF ISSUER ON EVENT OF DEFAULT. Upon the occurrence and continuance of an Event of default, the Issuer (i) shall, if requested by the Trustee, confirm in writing any acceleration Loan indebtedness, (ii) may, upon the request of the Trustee, take such action in law or equity as may appear desirable to collect any past due or accelerated Loan indebtedness or other payments hereunder or to enforce compliance with any obligation or agreement of the Borrower in this Agreement and (iii) shall have access to and may examine and make copies of the books, accounts and other data and tax returns of the Borrower. However, the Issuer shall not be required to take any action which in its opinion might cause it to expend time or money or otherwise incur any liability unless satisfactory indemnity has been furnished to it. Notwithstanding any contrary provision in this Agreement or any other basic Agreement, the issuer may enforce its rights under Section 1001D, 1003 or 1004 by any lawful available remedy; and nothing in this Agreement or any other Basic Agreement shall restrict the exercise of rights by the Issuer as ground lessor under the Ground Lease, as operator of Boston-Logan International Airport or as Credit Enhancer.

                                 PART IV:       THE TRUSTEE

Article 12 - The Trustee

      Section 1201. ACCEPTANCE OF TRUSTS. The Trustee accepts the trusts imposed upon it by this Agreement and agrees to perform such trusts, but only upon the terms and conditions contained herein and in Section 1003.

            (a) The Trustee, prior to the occurrence of an event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement and the other Basic Agreements to which it is a party, and no implied agreements or obligations shall be read into this Agreement or any other Basic Agreement against the Trustee. In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Agreement and the other Basic Agreements, and use the same degree of care and skill in its exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

            (b) The Trustee, may execute any of its trusts or powers and perform any of its duties through attorneys, agents, receivers or employees but shall be answerable for their conduct in accordance with the above standard, except that as to attorneys, agents and receivers the Trustee shall be answerable only as to the selection of same in accordance with said standards. The Trustee shall be entitled to advice of counsel concerning all matters of trust duties hereunder, and may pay reasonable compensation to all such attorneys, agents, receivers, employees and counsel as may reasonably be employed.

            (c) Any action taken by the Trustee pursuant to this Agreement upon the request or authority or consent of any person who at the time of making such request or giving such authority or consent is the holder of any Bond shall be conclusive and binding upon all future holders of such Bond.

            (d) The Trustee shall not be required to take notice or be deemed to have notice or knowledge of any Default hereunder, except Defaults described in Section 1101 (a), (b), (c), (d) or (i), unless the Trustee shall be notified in writing of such Default by the Borrower or the Issuer or by the holders of at lease 25% in aggregate principal amount of Bonds then outstanding. Until such notice is received, the Trustee may conclusively assume there is no such Default.

            (e) The Trustee shall not be required to give any bond or surety.

      Section 1202. FEES AND EXPENSES OF TRUSTEE. The Borrower shall pay the Trustee its normal and customary fees for its services rendered hereunder during any period that no Event of default has occurred or is continuing. The Borrower shall also reimburse the Trustee for all advances, counsel fees and other out-of-pocket expenses reasonably made or incurred by the Trustee in connection with its services hereunder and for such reasonable fees as it may charge after an Event of Default has occurred and is continuing.

      Section 1203. SUCCESSOR TRUSTEE. Any corporation or association into which the Trustee may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer all or substantially all its trust business and assets, and any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer, IPSO FACTO, shall be and become successor Trustee hereunder and vested with all the trusts, power, discretion, immunities, privileges and all other matters as was its predecessor, without the execution or filing of any instrument or any further act on the part of the parties hereto, anything herein to the contract notwithstanding; provided, however, that any such successor Trustee shall be a trust company or bank in good standing having trust powers and (unless otherwise permitted by the Enabling Act) authorized to act as Trustee in Commonwealth.

      Section 1204. RESIGNATION BY TRUSTEE; REMOVAL. The Trustee may at any time resign from the trusts hereby created by giving 30 days' written notice to the Issuer, to the Borrower and to each Bondholder, but such resignation shall not take effect until the appointment of a successor Trustee, acceptance by the successor Trustee of such trusts and recordation of the assignment to such successor Trustee of the rights of the mortgagee, secured party and assignee under the Borrower Security Instruments. The Trustee may be removed at any time by an instrument or concurrent instruments in writing delivered to the Trustee and to the Issuer and signed by a Majority of Bondholders.

      Section 1205. APPOINTMENT OF SUCCESSOR TRUSTEE. If the Trustee hereunder shall resign or be removed, or be dissolved, or otherwise become incapable of acting hereunder, or in case it shall be taken under the control of any public officer or officers, or of a receiver appointed by a court, a successor shall be appointed by the Borrower. If the Borrower does not appoint a successor Trustee within 30 days of the Trustee providing notice of its resignation, the Trustee may petition a court of competent jurisdiction to appoint a successor Trustee. At any time within one year after any such vacancy shall have occurred and provided a court has not appointed a successor Trustee as provided above, a Majority of the Bondholders may appoint a successor Trustee by an instrument or concurrent instruments in writing signed by or on behalf of such holders, which appointment shall supersede any Trustee theretofore appointed by the Borrower. Each successor Trustee shall be a trust company or bank in good standing having trust powers and having a reported capital, surplus and undivided profits of not less than $100,000,000. Any such successor Trustee shall become Trustee upon giving notice to the Borrower, the Issuer and the Bondholders, if any, of its acceptance of the appointment, vested with all the property, rights and powers of the Trustee hereunder, without any further act of conveyance. Any predecessor Trustee shall execute, deliver and record and file such instruments as the Trustee may reasonably require to confirm or perfect any such succession.

      Section 1206. DEALING IN BONDS. The Trustee and any of its directors, officers, employees or agents may become the owners of any or all of the Bonds secured hereby.

      Section 1207.     TRUSTEE AS BOND REGISTRAR; LIST OF BONDHOLDERS.
The Trustee is hereby designated as bond registrar for the Bonds and, as such, will keep on file a list of names and addresses of the holders of all Bonds; provided, however, that the Trustee shall be under no responsibility with regard to the accuracy of the address of any Bondholder. At reasonable times under reasonable regulations established by the Trustee, such list may be inspected and copied by the Borrower or by owners (or a designated representative thereof) of Bonds then outstanding, such ownership and the authority of any such designated representative to be evidenced to the satisfaction of the Trustee.

      Section 1208. SUCCESSOR TRUSTEE AS CUSTODIAN OF FUNDS, BOND REGISTRAR AND PAYING AGENT. In the event of a change in the office of Trustee, the predecessor Trustee which has resigned or been removed shall cease to be custodian of any funds it may hold pursuant to this Agreement, and cease to be the bond registrar and paying agent for any of the Bonds, and the successor trustee shall become such custodian, bond registrar and paying agent.

      Section 1209. ADOPTION OF AUTHENTICATION. In case any Bonds shall have been authenticated but not delivered, any successor Trustee may adopt the certificate of authentication of the predecessor Trustee and deliver the Bonds as so authenticated.

      Section 1210. DESIGNATION AND SUCCESSION OF PAYING AGENTS. After 15 days' written notice to the Borrower and subject to the Borrower's approval (which shall not unreasonably be withheld or delayed), the Trustee may designate any other banks or trust companies as paying agent. Any bank or trust company with or into which any paying agent other than the Trustee may be merged or consolidated, or to which the assets and business of such paying agent may be sold, shall be deemed the successor to such paying agent for the purposes of this Agreement. If the position of such paying agent shall become vacant for any reason, the Trustee shall, within 30 days thereafter, appoint a bank or trust company located in the same state as such paying agent to fill such vacancy, subject to the Borrower's approval (which shall not unreasonably be withheld or delayed). The paying agents shall enjoy the same protective provisions in the performance of their duties hereunder as are specified in Section 1201 with respect to the Trustee, insofar as such provisions may be applicable.

      Section 1211. TRUST ESTATE MAY BE VESTED IN CO-TRUSTEE. It is the purpose hereof that there shall be no violation of any law of any jurisdiction denying or restricting the right of banking corporations or associations to transact business as trustee in such jurisdiction. It is recognized that in case of litigation hereunder, and in particular in case of the occurrence of an Event of Default, it may be necessary that the Trustee appoint an additional institution as a separate Trustee or Co-Trustee. The following provisions of this Section 1211 are adapted to these ends.

      Upon the incapacity or lack of authority of the Trustee, by reason of any present or future law of any jurisdiction, to exercise any of the rights, powers and trusts herein granted to the Trustee, each and every remedy, power, right, claim, demand, cause of action, immunity, estate, title, interest and lien expressed herein or intended to be exercised by or vested in or conveyed to the Trustee with respect thereto shall be exercisable by and vest in a separate Trustee or Co-Trustee appointed by the Trustee but only to the extent necessary to enable the separate Trustee or Co-Trustee to exercise such rights, powers and trusts, and every agreement and obligation necessary to the exercise thereof by such separate Trustee or Co-Trustee shall run to and be enforceable by either of them.

      Should any deed, conveyance or instrument in writing from the Issuer be required by the separate Trustee or Co-Trustee so appointed by the Trustee in order to more fully and certainly vest in and confirm to him or it such properties, rights, powers, trusts, duties and obligations, any and all such deeds, conveyances and instruments shall, on request, be executed, acknowledged and delivered by the Issuer. In case any separate

Trustee or Co-Trustee, or a successor to either, shall die, became incapable of acting, resign or be removed, all the estates, properties, rights, powers, trusts, duties and obligations of such separate Trustee or Co-Trustee, so far as permitted by law, shall vest in and be exercised by the Trustee until the appointment of a new Trustee or successor to such separate Trustee or Co-Trustee. Any separate Trustee or Co-Trustee appointed pursuant to this Section 1211 shall be a trust company or bank in good standing having trust powers and having a reported capital, surplus and individual profits of not less than $50,000,000.

      Section 1212. TRUSTEE TO RETAIN INFORMATION. So long as any of the Bonds shall be outstanding, the Trustee shall retain all certificates, financial statements and other written information furnished to it by or on behalf of the Borrower or any other Person under this Agreement and the other Basic Agreements and shall make such documentation available for review after reasonable notice during regular business hours at the principal corporate trust office of the Trustee to any Bondholder and, so long as the Bonds are held by the DTC or its nominee, to any beneficial owner of Bonds presenting evidence of such ownership reasonably satisfactory to the Trustee. The Trustee shall permit such reviewers to take copies of all or any part of such documentation, subject to their payment of such reasonable copying and handling charges as the Trustee may impose.

      Section 1213.     QUARTERLY FUND REPORTS.   Within 30 days following
the end of each calendar quarter, commencing September 30, 1991, the Trustee shall furnish to Issuer, the Borrower and each Beneficial Owner of not less than $1,000,000 principal amount of the Bonds which shall have requested the same in writing a report setting forth the balance in each Fund and Account and in the Credit Enhancement Account as of the last day of such fiscal quarter.

                   PART VII:  SUPPLEMENTAL AGREEMENT AND
                              WAIVERS; MISCELLANEOUS

Article 13 - Supplemental Agreements and Waivers

      Section 1301. SUPPLEMENTAL AGREEMENTS NOT REQUIRING CONSENT OF BONDHOLDERS. The parties to this Agreement or any other Basic Agreement may without the consent of, or notice to, any of the Bondholders enter into agreements supplemental to this Agreement or such other Basic Agreement and financing statements or other instruments evidencing the existence of a lien as shall not, in their opinion, be inconsistent with the terms and provisions hereof or thereof for any one or more of the following purposes:

            (a) To cure any ambiguity, inconsistency of formal defect or omission in this Agreement or such other Basic Agreement;

            (b) To grant to or confer upon the Trustee for the benefit of the Bondholders any additional rights, remedies, powers, or authority that may lawfully be granted to or conferred upon the Bondholders or the Trustee;

            (c) To subject to the lien and pledge of this Agreement or such other Basic Agreement additional revenues or collateral;

            (d) To evidence any succession to the Issuer and the assumption by such successor of the agreements of the Issuer contained in this Agreement and the Bonds;

            (e) To the extent required by law, to permit registration of the Bonds under the federal Securities Act of 1933, as amended, the federal Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), or any applicable state securities law, and to permit qualification of this Agreement under the Trust Indenture Act;

            (f) To revise the provisions of Section 504 hereof or any other provision of this Agreement or any related document or certificate relating to rebate or arbitrage profits to the United States, provided the Trustee shall have received an opinion of Bond Counsel that such revision does not adversely affect the exclusion from gross income of interest on the Bonds for federal income tax purposes; and

            (g) To effect any other change herein or therein which, in the judgement of the Trustee, is not to the prejudice of the holders of the Bonds.

      Section 1302. SUPPLEMENTAL AGREEMENTS REQUIRING CONSENT OF BONDHOLDERS. In addition to supplemental agreements permitted by Section 1301, a Majority of the Bondholders shall have the right, from time to time, to consent to and approve the execution to the parties to this Agreement or any other Basic Agreement or other agreement or agreements supplemental hereto or thereto for the purpose of modifying, altering, amending, adding to or rescinding, in any particular, any of the terms or provisions contained in this Agreement or such other Basic Agreement or in any supplemental agreement; provided, however, that nothing in this Section 1302 shall permit (i) an extension of the stated maturity of the principal of or the interest on any Bond without the consent of the holder of such Bond; (ii) a reduction in the principal amount of any Bond, the rate of interest thereon or the premium, if applicable, to be paid upon the redemption thereof prior to maturity without the consent of the holder of such Bond; (iii) an extension of the date for making any scheduled mandatory redemption under
Section 401(c) (iii) without the consent of all of the Bondholders; (iv) the establishment of a privilege or priority of any Bond or Bonds over any other Bond or Bonds without the consent of all the Bondholders; (v) a reduction in the percentage of the aggregate principal amount of Bonds the holders of which are required to consent to any such supplemental agreement without the consent of the holders of all the Bonds at the time outstanding which would be affected by the action to be taken; (vi) a release of collateral granted under this Agreement or such other Basic Agreement without the consent of all of the Bondholders, except as expressly provided herein or therein; or (vii) a modification of the rights, duties or immunities of the Issuer or the Trustee without the written consent of the affected party; and provided, further, that no consent of Bondholders shall be required as to any amendment of or waiver under any shall be required as to any amendment of or waiver under any provision of the Credit Enhancement Agreement for which consent of the Trustee is not required as provided in
Section 16 thereof.

      If at an time the Issuer or the Borrower shall request the Trustee to enter into any supplemental agreement pursuant to this Section 1302, the Trustee shall, upon being satisfactorily indemnified with respect to expenses, cause notice of the proposed execution to be made in the manner required for redemption of principal of Bonds pursuant to Section 403; provided, however, that failure to give such notice, or any defect therein, shall not affect the validity of the proceedings.

      Such notice shall briefly set forth the nature of the proposed supplemental agreement and shall state that copies thereof are on file at the corporate trust office of the Trustee for inspection by all Bondholders. Except as otherwise provided in this Section 1302, if, within 60 days or such longer period (not to exceed two years) as shall be prescribed by the Issuer following the final mailing of such notice, not less than a Majority of the Bondholders at the time of the execution of any such supplemental agreement shall have consented to and approved the execution thereof, no holder of any Bond shall have any right to object to any of the terms and provisions contained therein, or the operation thereof, or in any manner to question the propriety of the execution thereof, or to enjoin or restrain the Trustee, the Issuer or the Borrower from executing the same or from taking any action pursuant to the provisions thereof. Upon the execution of any such supplemental agreement as in this Section permitted and provided, this Agreement or the applicable Basic Agreement shall be and be deemed to be modified and amended in accordance therewith.

      Section 1303. OPINION OF COUNSEL. The Trustee shall be entitled to receive, and shall be fully protected in relying upon, the opinion of any counsel approved by it, who may be counsel for the Issuer, as conclusive evidence that a proposed supplemental agreement complies with the provisions of this Agreement, and that it is proper for the Trustee, under the provisions of this Article, to join in the execution of such supplemental agreement.

      Section 1304. MODIFICATION BY UNANIMOUS CONSENT. Notwithstanding anything contained elsewhere in this Agreement, the rights and obligations of the Borrower, the Issuer, the Trustee and the holders of the Bonds, and the terms and provisions of the Bonds and this Agreement, any other Basic Agreement or any supplemental agreement may be modified or altered in any respect with consent of the Borrower, the Issuer, the Trustee and the holders of all of the Bonds then outstanding.

Article 14 - Miscellaneous

      Section 1401. CONSENTS, ETC., OF BONDHOLDERS. Any consent, request, direction, approval, objection or other instrument required by this Agreement to be executed by the Bondholders may be in any number of concurrent writings of similar tenor and may be executed by such Bondholders in person or by agent appointed in writing.

      Section 1402. LIMITATION OF RIGHTS. With the exception of rights herein expressly conferred, nothing expressed or implied in or inferred from this Agreement or the Bonds shall give to any Person other than the parties hereto and the holders of the Bonds any right or remedy with respect to this Agreement. This Agreement and all of the covenants, conditions and provisions hereof are for the sole and exclusive benefit of the parties hereto and the holders of the Bonds as herein provided.

      Section 1403. SEVERABILITY. In the event that any provision of this Agreement shall be held to be invalid in any circumstance, such invalidity shall not affect any other provision or circumstance.

      Section 1404. NOTICES. All notices, certificates or other communications hereunder shall be sufficiently given and, except (i) as provided in Section 504 regarding certificates or other materials to be provided to the Borrower or the Issuer or notices to be given by the Trustee, and (ii) as provided in Section 1201(d), shall be deemed to be delivered if in writing or in the form of a telex addressed to the appropriate Notice Address and if either (a) actually delivered at said address (evidenced in the case of a telex by receipt of the correct answer back) or (b) in the case of a letter, three Business Days shall have elapsed after the same shall have been deposited in the United States mails, first-class postage prepaid and registered or certified. A copy of each notice, certificate or other communication given by any party hereto shall also be given to each other party hereto in the manner provided for in this Section 1404.

      Section 1405. PAYMENTS DUE ON SATURDAYS, SUNDAYS AND HOLIDAYS. In any case where a Payment Date is not a Business Day, then payment of interest or principal and any premium due on such day need not be made by the Trustee on such date but may be made on the next succeeding Business day with the same force and effect as if made on the Payment Date.

      Section 1406. EXTENT OF ISSUER COVENANTS; NO PERSONAL LIABILITY. No covenant, stipulation, obligation or agreement of the Issuer contained in this Agreement or any other Basic Agreement shall be deemed to be a covenant, stipulation, obligation or agreement of any present or future member, director, officer, employee or agent of the Issuer in his or her individual capacity; and no such person (including any such person executing the Bonds) shall be liable personally on the Bonds or be subject to any personal liability by reason of their issuance.

      Section 1407. BONDS OWNED BY ISSUER OR BORROWER. In determining whether holders of the requisite aggregate principal amount of the Bonds have concurred in any direction, consent or waiver under this Agreement or any other Basic Agreement, Bonds which are owned by the Issuer, the Borrower or any Borrower Affiliate (unless one or more of such Persons own all of the Bonds which are then outstanding, determined without regard to this Section 1407) shall be disregarded and deemed not to be outstanding for the purpose of any such determination, except that, for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver, only Bonds which the Trustee knows are so owned shall be so disregarded. Bonds so owned which have been pledged in good faith may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Bonds and that the pledgee is not the Issuer, the Borrower or any Borrower Affiliate (unless one or more of such Persons own all of the Bonds which are then outstanding, determined without regard to this Section
1407). In case of a dispute as to such right, any decision by the Trustee taken in good faith upon the advice of counsel shall be full protection to the Trustee in accordance with its standards of performance hereunder.

      Section 1408. CAPTIONS; INDEX. The captions, headings and index in this Agreement are for convenience only and in no way define or describe the scope or content of any provision of this Agreement.

      Section 1409. INSTRUMENTS OF FURTHER ASSURANCE RECORDINGS AND FILING. The Borrower will do, execute, acknowledge and deliver and cause to be performed such supplemental indentures and such further acts, instruments and transfers as the Trustee may reasonably require for the better assuring, transferring, pledging, assigning and conferring unto the Trustee the property and rights herein described and the income and revenue pledged hereby.

      The Borrower will cause this Agreement and any necessary financing statements, and other instruments (and supplements and amendments to any of the foregoing) to be recorded and filed as may be required by law in order to preserve fully and protect the security of the holders of the Bonds and the rights of the Trustee hereunder.

      The Borrower shall cause to be filed any continuation statements or instruments of a similar character serving a similar purpose which, in its opinion, are required by law in order to preserve and protect the security of the Bondholders and shall notify the Trustee of such filings.

      Section 1410. EXCULPATION OF RELATED PERSONS OF BORROWER. No partner of the Borrower, other than LHA-II, Inc. as sole general partner of the Borrower, and no officer, employee or agent of the Borrower and no stockholder, director, officer, employee or agent of any partner of the Borrower, including for this purpose any stockholder, director, officer, employee or agent of LHA-II, Inc., is personally liable for the Borrower's obligations hereunder or under any other Basic Agreement.

      Section 1411. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same Agreement.

      Section 1412. GOVERNING LAW; SEALED INSTRUMENT. The validity and interpretation of this Agreement and the Bonds shall be governed by the laws of the Commonwealth. It is intended that this Agreement shall have the effect of a sealed instrument.

      Section 1413. AGREEMENTS TO CONSTITUTE COVENANTS. Words of agreement and promises shall also constitute covenants.

      section 1414. CONFIRMATION OF ORIGINAL AGREEMENT. Except as expressly amended and restated hereby, the Original Agreement is confirmed in full force and effect.

      IN WITNESS WHEREOF, each of the Borrower, the Issuer and the Trustee has caused this Agreement to be executed and delivered as a sealed instrument in its name and behalf by its authorized officer, all as of the date appearing on page 1.

    (SEAL)                          MASSACHUSETTS PORT AUTHORITY


                                    By /s/ GEORGE A. O'BRIEN
                                      ------------------------------------
                                      Secretary-Treasurer

                                    LOGAN HARBORSIDE ASSOCIATED II
                                      LIMITED PARTNERSHIP

                                    By LHA-II, Inc., its General Partner

                                    By /s/ ANTHONY PANGARO
                                       ___________________________________
                                      Its President

                                    SHAWMUT BANK, N.A., AS TRUSTEE

                                    By /s/ LEE McDONALD
                                       ___________________________________
                                      Authorized Officer

                                EXHIBIT 301






No.  R-82
CUSIP:      575897AB9                                 $40,000,000

                         UNITED STATES OF AMERICA
                     THE COMMONWEALTH OF MASSACHUSETTS
                       MASSACHUSETTS PORT AUTHORITY
                 SPECIAL PROJECT REVENUE BOND, SERIES 1990
          (HARBORSIDE HYATT CONFERENCE CENTER AND HOTEL PROJECT)

REGISTERED OWNER:       CEDE & CO.
PRINCIPAL AMOUNT:       FORTY MILLION DOLLARS
MATURITY DATE:          March 1, 2026
INTEREST RATE:          10%
BOND DATE:              June 27, 1991
__________________________________________________________________________

THIS BOND DOES NOT CONSTITUTE A GENERAL DEBT OR LIABILITY, OR A PLEDGE OF THE FAITH AND CREDIT, OF THE MASSACHUSETTS PORT AUTHORITY OR OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY POLITICAL SUBDIVISION OR MUNICIPALITY THEREOF. THE PRINCIPAL OF AND PREMIUM, IF ANY, AND INTEREST ON THIS BOND ARE PAYABLE SOLELY FROM THE REVENUES OF THE PROJECT REFERRED TO HEREIN AND THE FUNDS AND ACCOUNTS SPECIFICALLY PLEDGED UNDER THE LOAN AND TRUST AGREEMENT REFERRED TO HEREIN, FROM ADVANCES FROM THE CREDIT ENHANCEMENT ACCOUNT PLEDGED UNDER THE CREDIT ENHANCEMENT AGREEMENT REFERRED TO HEREIN, AND FROM THE SECURITY PLEDGED BY LOGAN HARBORSIDE ASSOCIATES II LIMITED PARTNERSHIP UNDER THE BORROWER SECURITY INSTRUMENTS REFERRED TO HEREIN.
__________________________________________________________________________

      1. PAYMENT PROVISIONS. The Massachusetts Port Authority (the "Issuer"), a body politic and corporate and a public instrumentality of The Commonwealth of Massachusetts (the "Commonwealth") duly created by Chapter 465 of the Acts of 1956 of the Commonwealth, as heretofore amended and supplemented (as so amended and supplemented, the "Enabling Act"), for value received, promises to pay to the Registered Owner of this Bond, or registered assigns or legal representatives (but only from the limited sources and in the manner herein described), the Principal Amount in the Maturity Date unless redeemed prior thereto as hereinafter provided, and to pay interest on the unpaid Principal Amount of this Bond outstanding from time to time from the Bond Date at the Interest Rate set forth above, payable semiannually on March 1 and September 1 of each year (each an "Interest Payment Date"), commencing March 1, 1992.

      The final payment of principal, premium, if any, and interest with respect to this Bond shall be payable in immediately available funds at the corporate trust office of the Trustee (hereinafter defined) upon surrender of this Bond, and other payments shall be payable by check or draft mailed by the Trustee to the Registered Owner at its address appearing on the bond register kept by the Trustee as of the close of business on the Record Date, which when used herein shall mean the fifteenth day of the month immediately preceding the month in which an Interest Payment Date occurs; provided, however, that if the holder of this Bond or group of which such holder is a part holds Bonds aggregating $1,000,000 or more in outstanding principal amount and gives written notice thereof to the Trustee accompanied by sufficient wire transfer instructions, then payments of principal, premium, if any, and interest with respect to this Bond (other than the final payment referred to above) shall be payable by wire transfer of immediately available funds. As used herein, "Business Day" means any day other than a Saturday, Sunday or other day on which the New York Stock Exchange is closed or on which banks are authorized or required to be closed in the City of Boston, Massachusetts or any other municipality in which the principal offices of the Trustee are located.

      Principal and premium, if any, and interest are payable in lawful money of the United States of America.

      2. INTEREST. This bond shall bear interest from and including the date hereof until payment of the principal hereof shall have been made or provided for in accordance with the provisions hereof and of the Loan and trust Agreement (hereinafter defined) whether at maturity, upon redemption or otherwise. This Bond will bear interest at the Interest Rate computed on the basis of a 360-day year, consisting of twelve 30-day months.

      3. DESCRIPTION OF BOND ISSUE. This Bond is one of an issue of $40,000,000 Massachusetts Port Authority Special Project Revenue Bond, Series 1990 (Harborside Hyatt Conference Center and Hotel Project) (the "Bonds") issued under a Loan and Trust Agreement dated as of December 15, 1990, as amended and restated as of June 27, 1991 (as in effect from time to time, the "Loan and Trust Agreement") among the Issuer, Logan Harborside Associates II Limited Partnership, a Massachusetts limited partnership (with its successors, the "Borrower"), and Shawmut Bank, N.A., a national banking association, as trustee (with its successors and, where the context so requires, any separate Trustee or Co-Trustee appointed by the Trustee pursuant to the provisions of the Loan and Trust Agreement, the "Trustee").

The
proceeds of the Bonds will be loaned (the "Loan") by the Issuer to the Borrower under the Loan and Trust Agreement to finance the Project (as defined in the Loan and Trust Agreement). The Bonds are issued pursuant to and in full compliance with the laws of the Commonwealth, including the Enabling Act, and the issuance of the Bonds and the execution and delivery of the Loan Trust Agreement have been duly authorized by the Issuer.

      The Bonds are to be equally and ratably secured and entitled to the protection given by the Loan and Trust Agreement and the Borrower Security Instruments and certain other Basic Agreements (each as defined in the Loan and Trust Agreement) entered into by the Borrower in favor of the Trustee. In addition, the Massachusetts Port Authority, as credit enhancer and not as issuer of the Bonds, has agreed to advance certain funds to pay debt service on the Bonds from a Credit Enhancement Account established under a Credit Enhancement Agreement date as of June 27, 1991 among the Massachusetts Port Authority, as credit enhancer, the Borrower and the Trustee. Reference is hereby made to such documents for a description of the nature and the extent of the security for the Bonds, the rights, duties and obligation and immunities of the Issuer, the Trustee and the Registered Owners and the terms upon which the Bonds are or may be issued and secured.

      4. EXCHANGE AND TRANSFER; BOOK-ENTRY SYSTEM. Upon surrender of this Bond at the corporate trust office of the Trustee, as bond registrar, together with an assignment duly executed by the Registered Owner or his attorney or legal representative in such form and with such guaranty of signature as shall be satisfactory to the Trustee, this Bond may be exchanged for fully registered Bonds aggregating in amount the then unpaid principal amount of the Bond so surrendered, in denominations of not less than $100,000 or any integral multiple thereof.

      This Bond may be transferred upon the books kept for the registration and transfer of Bonds upon its surrender to the Trustee, as bond registrar, together with and assignment duly executed by the Registered Owner or his attorney or legal representative in such form and with such guaranty of signature as shall be satisfactory to the Trustee.

      BY ACCEPTANCE OF THIS BOND, THE BONDHOLDER AGREES THAT IT WILL NOT TRANSFER OR GRANT PARTICIPATIONS IN SUCH BOND IN DENOMINATIONS OF LESS THAN $100,000.

      The foregoing provisions of this Section 4 to the contrary notwithstanding, the Bonds will be issued initially as fully registered bonds in the name of Cede & Co., as nominee of The Depository Trust Company, New York, New York ("DTC"), as Registered Owner of the Bonds, and deposited in the custody of DTC. One fully registered Bond will be registered to Cede & Co.

Beneficial owners of the Bonds will not receive physical delivery of the Bonds. Individual purchases of the Bonds may be made in book-entry form only in principal amounts of $100,000 or any integral multiple thereof. Principal and interest payments on the Bonds will be made to DTC or its nominee as registered owner of such Bonds.

      DTC shall pay interest to the beneficial owners of record of the Bonds through its participants as of the close of business on the Record Date. DTC shall pay the redemption price of the Bonds called for redemption to the beneficial owners of record of the Bonds through its participants as of the close of business 15 days prior to the date fixed for redemption.

      Transfer of ownership interests in the Bonds shall be made by DTC and its participants, acting as nominees of the beneficial owners of the Bonds, in accordance with rules specified by DTC and its participants. There can be no assurance that DTC, its participants or other nominees of the beneficial owners of the Bonds will act in accordance with such rules or on a timely basis.

      Bond certificates will be issued directly to owners of the Bonds other than DTC, or its nominee, upon the occurrence of certain events specified in Section 306 of the Loan and Trust Agreement.

      5. REDEMPTION OF BONDS. The Bonds are subject to redemption prior to stated maturity as follows:

      (a) OPTIONAL REDEMPTION. Bonds shall be subject to redemption on and after March 1, 2001 by the Issuer, at the written direction of the Borrower, in whole on any date or in part on any Interest Payment Date, in the amount of $100,000 or any integral multiple thereof, at the following redemption price (expressed as a percentage of the principal amount of the Bonds, or portion thereof, to be redeemed), plus accrued interest to the redemption date:
                  REDEMPTION PERIOD                         REDEMPTION
                  (BOTH DATES INCLUSIVE)                    PRICE
            March 1, 2001 through February 28, 2002         102%
            March 1, 2002 through February 28, 2003         101
            March 1, 2003 and thereafter                    100

      (b) EXTRAORDINARY OPTIONAL REDEMPTION. The Bonds may be redeemed in whole but not in part by the Issuer at any time, at the written direction of the Borrower, at a redemption price equal to 100% of the principal amount thereof plus accrued interest thereon to the redemption date, without premium, upon the occurrence of any extraordinary event or condition described in Section 401(b) of the Loan and Trust Agreement.

      (c) MANDATORY REDEMPTION. The Bonds shall be subject to mandatory redemption in whole or in part (as specified below) at a redemption price equal to 100% of the principal amount thereof plus accrued interest to the redemption date, without premium, as follows:

            (i) Mandatory redemption in part on any date from moneys remaining in the Project Fund established under the Loan and Trust Agreement upon the completion of the Project, as and to the extent provided under Section 501C of the Loan and Trust Agreement.

            (ii) Mandatory redemption in part on any date from proceeds of casualty insurance and eminent domain awards, to the extent provided under
Section 702 or 703 of the Loan and Trust Agreement.

            (iii) Mandatory scheduled redemptions in part on March 1 in each year, commencing March 1, 2001, in the amounts provided in Section 401(c) (iii) of the Loan and Trust Agreement, as the same may be adjusted from time to time on account of an optional or mandatory partial redemption of Bonds as provided in the last paragraph of Section 401(c) of the Loan and Trust Agreement.

      (d) SELECTION OF BONDS TO BE REDEEMED; PROCEDURE OF REDEMPTION. A redemption of Bonds shall be a redemption of the whole or of any part of the Bonds, provided, that there shall be no partial redemption of less than $100,000 in principal amount of Bonds. If less than all the Bonds shall be called for redemption under any provision of the Loan and Trust Agreement permitting such partial redemption of the particular Bonds to be redeemed shall be selected by the Trustee, in such manner as the Trustee in its discretion may deem fair and appropriate; PROVIDED, HOWEVER, (x) that the portion of any Bond to be redeemed under any provision of the Loan and Trust Agreement shall be in the principal amount of $100,000 or any multiple thereof, (y) that, in selecting Bonds for redemption, the Trustee shall treat each in selecting Bonds for redemption, the Trustee shall treat each Bond as representing that number of Bonds which is obtained by dividing the principal amount of such Bond by $100,000 and (z) that, to the extent practicable, the Trustee will not select any Bond for partial redemption if the amount of such Bond remaining outstanding would be reduced by such partial redemption to less than $100,000. If there shall be called for redemption less than all of a Bond, the Issuer shall execute and deliver and the Trustee shall authenticate, upon surrender of such Bond, and at the expense of the Borrower and without charge to the owner thereof, for the unredeemed balance of the Bond so surrendered, Bonds of like maturity.

      At its option, to be exercised on or before the 60th day next preceding any mandatory scheduled redemption date referred to in subsection
(c) (iii) above, the Borrower may deliver to the Trustee for cancellation Bonds in any aggregate principal amount which have been purchased by the Borrower in the open market. Each Bond so delivered shall be credited by the Trustee at 100% of the principal amount thereof against the mandatory scheduled redemption requirement referred to in said subsection (c) (iii) on such mandatory scheduled redemption date and against the monthly Loan payments required to be made with respect to such mandatory scheduled redemption requirement under Section 1001B of the Loan and Trust agreement, and any excess of such amount shall be credited against future mandatory scheduled redemption requirements and against the corresponding portions of the monthly Loan payments in chronological order.

      In the event any of the Bonds are called for redemption, the Trustee shall give notice, in the name of the Issuer, of the redemption of such Bonds, which notice shall (i) specify the Bonds to be redeemed, the redemption date, the redemption price, and the place or places where amounts due upon such redemption will be payable and, if less than all of the Bonds are to be redeemed, the numbers of the Bonds, and the portions of the Bonds, so to be redeemed, (ii) state any condition to such redemption, and (iii) state that on the redemption date, and upon the satisfaction of any such condition, the Bonds to be redeemed shall cease to bear interest. CUSIP number identification shall accompany all redemption notices. Such notice may set forth any additional information relating to such redemption. Such notice shall be given by registered or certified mail at least 30 days (or, in the case of acceleration of the Bonds pursuant to Section 1102 of the Loan and Trust Agreement, seven days) but not more than 60 days prior to the date fixed for redemption to each Registered Owner of Bonds to be redeemed at its address shown on the registration books kept by the Trustee; PROVIDED, HOWEVER, that failure to give such notice to any Registered Owner or any defect in such notice shall not affect the validity of the proceedings for the redemption of any of the other Bonds. Except at any time during which all of the Bonds are registered in the name of Cede & Co., notice of such redemption also shall be sent by registered mail, overnight delivery service or other similar means, postage prepaid, to certain municipal registered Securities Depositories which are known to the Trustee to be holding Bonds and to at least two of the national Information Services that disseminate securities redemption notices, when possible, at least five days prior to the mailing of notices required by the first paragraph above, but in any event at least 30 days (or, in the case of acceleration of the Bonds pursuant to Section 1102 of the Loan and Trust Agreement, seven days) but not more than 60 days prior to the redemption date; PROVIDED that neither failure to receive such notify nor any defect in any notice so mailed shall affect the sufficiency of the proceedings for the redemption of such Bonds.

      Any Bonds and portions of Bonds which have been duly selected for redemption and which are paid in accordance with Section 510 of the Loan and Trust Agreement shall cease to bear interest on the specified redemption date.

      6. ACCELERATION. In certain events as provided in the Loan and Trust Agreement, the principal of all the Bonds then outstanding under the Loan and Trust Agreement may become or be declared due and payable before their stated maturity, together with interest accrued thereon.

      7. ADDITIONAL PROVISIONS. The Registered Owner shall have no right to enforce the provisions of the Loan and Trust Agreement or to institute or appear in proceedings with respect to the Loan and Trust Agreement or its enforcement except as provided in the Loan and Trust Agreement. Modifications or alterations of the Loan and Trust Agreement, or of any supplements thereto, may be made only as provided to the Loan and Trust Agreement.

      Reference is hereby made to the Loan and Trust Agreement, the Borrower Security Instruments and the other Basic Agreements, each of which is on file and may be inspected during regular business hours at the corporate trust office of the Trustee, for a description of the security for the Bonds and for the provisions thereof with respect to the rights, limitations of rights, duties, obligations and immunities of the Issuer, the Borrower, the Trustee and the Registered Owner hereof. All capitalized terms used herein and not herein defined are used with the meanings specified for such terms in the Loan and Trust Agreement.

      This Bond shall not constitute the personal obligation, either jointly or severally, of any member, director, officer, employee or agent of the Issuer.

      This Bond shall not be valid or entitled to any security or benefit under the Loan and Trust Agreement until the certificate of authentication hereon shall have been signed by the Trustee.

      IN WITNESS WHEREOF, Massachusetts Port Authority has caused this Bond to be duly executed in its name, and its corporate seal to be hereunto manually impressed or imprinted by facsimile and attested, by the manual or facsimile signature of its Chairman, Vice Chairman or Executive Director.

                                ASSIGNMENT

            FOR VALUE RECEIVED,               , the undersigned hereby
sells, assigns, and transfers unto

(please print or typewrite name and address including zip code of transferee)

______________________________________________________________________

(please insert Social Security or other identifying number of assignee)

______________________________________________________________________

the within Bond and all rights thereunder and hereby irrevocably constitutes and appoints
______________________________________________________________________

attorney to transfer the within Bond on the books kept for registration thereof, with full power of substitution in the premises.

Dated:__________________


______________________________________________
NOTICE:     The signature to this assignment must correspond with the name as it appears upon the face of the within Bond in every particular, without alteration or enlargement or any change whatever.

Signature Guarantee:


_____________________________________
Bank, Trust Company or Brokerage Firm


By____________________________________
  Authorized Signature

      (Seal or Facsimile)                 MASSACHUSETTS PORT AUTHORITY


                                          By_____________________________
                                            Executive Director

                       CERTIFICATE OF AUTHENTICATION

            This Bond is one of the Bonds described in the aforementioned Loan and Trust Agreement.

                                          SHAWMUT BANK, N.A., as Trustee


                                          By_____________________________
                                            Authorized Signature